UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23786

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StepStone Private Venture and Growth Fund

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(Exact name of registrant as specified in charter)

128 S Tryon St., Suite 1600

Charlotte, NC 28202

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(Address of principal executive offices) (Zip code)

Robert W. Long

Chief Executive Officer

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, NC 28202

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(Name and address of agent for service)

Registrant’s telephone number, including area code: (704) 215-4300

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Date of fiscal year end: March 31

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Date of reporting period: March 31, 2026

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

StepStone Private Venture and Growth Fund

Consolidated Financial Statements

For the Year Ended March 31, 2026

Annual Report

StepStone Private Venture and Growth Fund

Table of Contents

For the Year Ended March 31, 2026

Management's Discussion of Fund Performance (unaudited)	2 - 3
Report of Independent Registered Public Accounting Firm	4
Consolidated Schedule of Investments	5 - 16
Consolidated Statement of Assets and Liabilities	17 - 18
Consolidated Statement of Operations	19
Consolidated Statements of Changes in Net Assets	20 - 21
Consolidated Statement of Cash Flows	22 - 23
Consolidated Financial Highlights	24 - 29
Notes to Consolidated Financial Statements	30 - 43
Trustees and Officers (unaudited)	44 - 45
Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)	46 - 48
Other Information (unaudited)	49
Privacy Notice (unaudited)	50 - 52

StepStone Private Venture and Growth Fund

Management's Discussion of Fund Performance (unaudited)
March 31, 2026

Introduction

StepStone Private Venture and Growth Fund (“SPRING” or the “Fund”) is a private venture capital and growth equity solution that seeks to generate long-term capital appreciation. The Fund launched in November 2022 and maintains a strategy of investing in venture capital and growth equity assets via primary direct investments, primary investments, secondary direct investments and secondary investment funds. SPRING offers access to venture and growth investments with exposure that varies across sectors, markets and investment partners with a focus on managing risk and targeting attractive risk-adjusted returns.

Designed specifically for individual investors and small institutions, SPRING’s investor-centric structure emphasizes convenience, efficiency and transparency. As an evergreen fund, SPRING raises capital monthly while providing liquidity through quarterly repurchase offers, subject to approval by the Board of Trustees. There are no ongoing capital calls. Investors will receive dividend distributions and tax reporting is provided via Form 1099.

Investment Activity, Performance1 and Benchmark

As of March 31, 2026, the Fund invested in 351 positions and reached total net assets of $6,489.0 million. We are pleased to report that SPRING (Class I) generated a total return of 43.29% for the fiscal year ended March 31, 2026 (referred to as “fiscal year 2026”), compared to the NASDAQ Composite Index,2 the Fund’s primary benchmark, which reported gains of 25.60% during the same period.

The Fund deploys capital in a diversified pool of investment funds and direct investments acquired via secondary and primary transactions with investment managers believed to deliver above-average returns. Unrealized gains on investments totaled approximately $1,874.1 million for the fiscal year 2026, and were the primary driver of the Fund's total return.

Contributions to the Fund's performance were led by exposure to assets with compelling valuation profiles and strong market positioning. There were no material detractors from the Fund's performance over the period.

Liquidity

We believe SPRING has ample liquidity to meet its obligations and is well-positioned to execute on investment opportunities in the upcoming year. As of March 31, 2026, SPRING held $246.2 million of cash as well as $154.7 million of short-term investments and had $155.0 million available to be drawn under its credit facility3.

Investment Approach

SPRING seeks to offer investors access to a private venture and growth strategy focused on investments that vary across industry sectors and geographies, whereby the adviser utilizes a variety of investment partners to source investment opportunities for the Fund.

This commentary reflects the viewpoints of StepStone Group Private Wealth LLC as of March 31, 2026 and is not intended as a forecast or guarantee of future results.

Average Annual Total Returns as of March 31, 2026[1,4]
	1 Year	Since Inception
StepStone Private Venture and Growth Fund, Class I	43.29%	31.24%
StepStone Private Venture and Growth Fund, Class D	43.01%	30.92%
StepStone Private Venture and Growth Fund, Class S	42.13%	38.97%
NASDAQ Composite Index[2]	25.60%	23.12%

StepStone Private Venture and Growth Fund

Management's Discussion of Fund Performance (unaudited) (continued)

March 31, 2026

Performance of a $1,000,000 Investment (as of March 31, 2026)

The chart above represents the hypothetical growth of a $1,000,000 investment in Class I shares. Returns for the Fund's other classes will vary from what is seen above due to differences in fee structures, specifically the distribution and shareholder servicing fees associated with brokers, dealers and certain registered investment advisers and other financial intermediaries.

The performance data quoted herein represents past performance, and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance does not predict future performance.

The Fund’s performance assumes the reinvestment of dividends. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Performance is cumulative and represents the percent change in NAV and assumes reinvestment of all distributions pursuant to the Fund’s distribution reinvestment plan.

2 The NASDAQ Composite, a stock market index that includes almost all stocks listed on the NASDAQ stock exchange, is a total return index and SPRING’s primary benchmark.

3 See Note 8 to the consolidated financial statements for further details on the credit facility.

4 The date of inception for all share classes is November 1, 2022.

Ernst & Young LLP	Tel: +1 212 773 3000
One Manhattan West	ey.com
New York, NY 10001-8604

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
StepStone Private Venture and Growth Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of StepStone Private Venture and Growth Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2026, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended and for the period from November 1, 2022 (commencement of operations) to March 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2026, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the three years in the period then ended and for the period from November 1, 2022 (commencement of operations) to March 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, investment funds and portfolio company investees; when replies were not received from investment funds, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the StepStone Group LP investment companies since 2020.

New York, New York

May 30, 2026

A member firm of Ernst & Young Global Limited

StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments
March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Primary Direct Investments - Non-Controlled/Non-Affiliated - 31.7% of NAV					1,2,3,4
Europe - 0.8% of NAV
Altimeter Pilot Fund I, L.P.	Venture Capital	05/08/2025	$11,083,549	$21,729,358	*,12
Fund J-1, a series of Riot Ventures Opportunity Fund, L.P.	Venture Capital	08/25/2025	1,103,798	1,078,049	*
Monzo Bank Holding Group Limited (1,144,930 preferred shares)	Venture Capital	03/05/2024	19,474,131	28,622,139	*,5,6
Total Europe			$31,661,478	$51,429,546
North America - 30.0% of NAV
8VC AI Fund III, LLC	Venture Capital	08/13/2025	$11,520,547	$15,419,840	*,12
8VC AI Fund IV, LLC	Venture Capital	10/15/2025	14,620,694	14,620,000	*,12
8VC ANSF SPV I, LLC	Venture Capital	07/16/2024	3,614,027	9,967,776	*,12
8VC CBSB, LLC	Venture Capital	10/27/2025	18,000,854	18,000,000	*,12
8VC CHSB SPV, LLC	Venture Capital	08/02/2024	6,400,304	28,385,376	*,12
8VC COSB LLC	Venture Capital	02/06/2026	15,964,500	15,754,441	*,12
8VC ERSA SPV, LLC	Venture Capital	07/18/2025	6,525,310	10,545,804	*,12
8VC ERSB-A LLC	Venture Capital	02/13/2026	4,350,000	4,155,737	*,12
8VC LBSD SPV, LLC	Venture Capital	03/27/2025	15,750,747	29,291,068	*,12
ACN5 LLC	Venture Capital	10/21/2025	17,000,000	25,940,059	*
AcuityMD, Inc. (514,711 preferred shares)	Venture Capital	04/12/2024	3,832,394	4,627,201	*,5
Altimeter Atlas Fund I, L.P.	Venture Capital	05/08/2025	4,798,595	7,413,301	*,12
Altimeter Growth Co-Invest IV, L.P.	Venture Capital	09/05/2024	29,435,885	41,811,559	*,⁺,12
Altimeter Growth Co-Invest V, L.P.	Venture Capital	09/30/2024	22,580,916	76,087,828	*,12
Altimeter Growth Olympic Fund II, L.P.	Venture Capital	04/04/2025	13,518,276	26,916,185	*,12
Altimeter Growth Olympic Fund III, L.P.	Venture Capital	07/01/2025	12,827,868	25,518,781	12
Altimeter Kilauea Fund I, L.P.	Venture Capital	11/21/2025	8,608,788	10,299,766	*,12
Altimeter Vesuvius Fund I L.P.	Venture Capital	11/26/2025	12,815,288	14,820,314	*,12
Anduril Industries, Inc. (65,393 preferred shares)	Venture Capital	03/20/2025	2,673,449	4,509,024	*,5
Apex Technology, Inc. (924,758 preferred shares)	Venture Capital	04/16/2025	9,754,609	18,784,147	*,5
ASA4 LLC	Venture Capital	06/12/2024	8,900,000	14,309,851	*
Atticus Labs, Inc. (307,490 preferred shares)	Venture Capital	04/09/2025	5,080,679	5,080,565	*,5
Banner VC Co-Invest I, LP	Venture Capital	03/24/2026	—	—	*,⁺,12
Black Forest Labs Inc. (82,177 preferred shares)	Venture Capital	11/21/2025	19,373,220	19,373,220	*,5
Boldstart Cardinal, LLC	Venture Capital	06/04/2025	1,408,859	2,245,154	*
BSV Holdings I LP	Venture Capital	03/10/2025	1,828,174	3,358,435	*,⁺
Caffeinated Capital Saronic SPV II, LLC	Venture Capital	01/28/2025	28,500,000	45,998,020	*
Caffeinated Capital Varda SPV II, LLC	Venture Capital	09/05/2024	3,900,000	6,045,367	*
Canto of Arcadia, LP	Venture Capital	09/02/2025	879,724	803,150	*
Canto of Jupiter II, LP	Venture Capital	09/25/2025	1,170,989	1,454,078	*
Cerebras Systems Inc. (195,471 preferred shares)	Venture Capital	01/28/2026	17,399,968	17,399,968	*,5,12
Chaos Industries, Inc. (305,262 preferred shares)	Venture Capital	04/25/2025	33,249,495	42,412,064	*,5
CIV TNC SPV I, LLC	Venture Capital	04/16/2025	4,766,158	4,731,162	*
CIV TNC SPV II, LP	Venture Capital	02/23/2026	17,487,000	17,400,000	*,12

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments (continued)
March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Primary Direct Investments - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Colony Labs, Inc. (1,831,998 preferred shares)	Venture Capital	10/22/2025	$14,871,128	$14,841,382	*,5
Cosmic 20252, L.P.	Venture Capital	05/02/2025	8,000,000	7,985,572	*
Creatio Inc. (7,609 preferred shares)	Venture Capital	06/10/2024	778,806	778,806	*,5
Crusoe Inc. (107,132 preferred shares)	Venture Capital	10/08/2025	8,999,973	11,570,256	*,5
CRV Select II-V, LP	Venture Capital	05/06/2024	9,630,590	24,759,861	*
Cube Planning Inc. (277,368 preferred shares)	Venture Capital	12/15/2023	1,431,302	1,431,302	*,5
Cyware Labs, Inc. ($52,206 principal amount, 10.00%, 03/26/2027)	Venture Capital	12/12/2025	52,206	52,206	5
Cyware Labs, Inc. (16,739 preferred shares)	Venture Capital	11/08/2023	188,612	188,612	*,5
Databricks, Inc. (111,842 preferred shares)	Venture Capital	12/16/2025	21,249,980	21,249,980	*,5
Duplocloud, Inc. (181,320 preferred shares)	Venture Capital	11/01/2023	1,675,406	2,044,379	*,5
Elephant Partners 2023 SPV-A, L.P.	Venture Capital	05/19/2023	34,665,443	37,544,399	*
Ensemble Continuation Fund LLC - Series Saronic	Venture Capital	07/10/2024	4,571,429	22,276,085	*
Etched.ai, Inc. (67,513 preferred shares)	Venture Capital	12/30/2025	1,039,078	1,039,078	*,5,12
FE IV Co-Invest FA, L.P.	Growth Equity	07/31/2024	4,360,115	8,247,933	*
FE IV Co-Invest SO, L.P.	Growth Equity	10/24/2024	36,814,573	40,889,723	*
Federato Technologies, Inc. (1,277,740 preferred shares)	Venture Capital	11/15/2024	9,538,093	18,716,770	*,5
FLB Partners B, LP	Venture Capital	05/14/2025	40,950,000	65,510,619	*
Fleet Data Centers I, LP	Other	10/08/2025	10,853,154	8,369,630	*,⁺
Flock Group Inc (4,174,157 preferred shares)	Venture Capital	03/31/2026	65,250,005	65,250,005	*,5,12
Fundomo ET-002, LP	Venture Capital	01/05/2026	3,140,628	3,140,628	*,12
Georgian Fund VI C Invest LP	Venture Capital	11/14/2024	17,682,873	28,337,660	*,⁺
GlossGenius, Inc. (15,397 preferred shares)	Venture Capital	01/26/2026	754,410	754,410	*,5
Hadrian Automation, Inc. (201,307 preferred shares)	Venture Capital	12/19/2025	3,701,832	3,701,834	*,5
HotWheels Co-Invest LP	Venture Capital	07/09/2025	13,793,280	14,004,297	*,⁺
ICONIQ Strategic Partners VI Co-Invest, L.P. - Series N-B3	Venture Capital	07/14/2025	8,700,000	16,747,676	*
Ilumed Parent LLC ($3,031,915 principal amount, 17.50%, 07/23/2027)	Growth Equity	01/23/2026	3,031,915	3,031,915	5,7
Ilumed Parent LLC (1,650 preferred units)	Growth Equity	08/19/2024	9,493,125	12,801,360	*,5,7
Infinite Uptime, Inc. (231,940 preferred shares)	Venture Capital	01/06/2025	1,813,377	1,813,377	*,5
Interlagos I, LLC, an Interlagos Capital Fund	Venture Capital	08/25/2025	6,781,223	11,925,199	*
Interlagos II, LLC, an Interlagos Capital Fund	Venture Capital	08/29/2025	1,818,640	1,813,063	*
Interlagos III, LLC, an Interlagos Capital Fund	Venture Capital	08/29/2025	624,787	842,039	*
KA Venture Investments Holdings, LLC	Venture Capital	10/15/2024	989,115	1,676,124	*
Kindred GMF1, L.P.	Venture Capital	05/23/2025	3,480,006	15,607,715	*
KoBold Metals Company (430,512 preferred shares)	Venture Capital	12/05/2024	40,217,438	48,480,645	*,5
Lavrock-Castelion-P, LLC	Venture Capital	08/06/2025	6,308,162	8,284,170	*
LGF SUNNY MOMENTUM, L.P.	Venture Capital	04/30/2025	4,572,750	4,567,805	*
Lightspeed C Holdings, LLC	Venture Capital	11/12/2025	5,388,584	7,485,704	*
Lynk Global, Inc. (661,073 preferred shares)	Venture Capital	02/12/2026	5,643,407	15,224,511	*,5,12

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments (continued)
March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Primary Direct Investments - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Lynk Global, Inc. (495,804 commonwarrants)	Venture Capital	02/12/2026	$446,596	$1,204,804	*,5,12
MC Tech IV (Co-Invest), LP	Venture Capital	04/04/2025	6,808,052	22,643,189	*
MTS Belmont Holdings, L.P.	Growth Equity	06/03/2025	28,203,560	28,203,560	*,5
NEA CH 2026 SPV, L.P.	Venture Capital	03/24/2026	175,589	175,589	*,12
NEA CH SPV, L.P.	Venture Capital	05/09/2024	1,952,874	2,840,708	*
NEA SH 2025 SPV, L.P.	Venture Capital	06/24/2025	8,733,796	8,700,271	*
Orca Biosystems, Inc. (158,202 preferred shares)	Venture Capital	02/02/2026	8,699,988	8,699,987	*,5,12
Overhaul Group Holdings, Inc. (830,940 preferred shares)	Venture Capital	02/01/2023	10,416,248	16,652,785	*,5
Overland AI Inc. (482,503 preferred shares)	Venture Capital	11/24/2025	4,399,993	4,399,993	*,5
Peak Topco Inc. (2,667 common shares)	Growth Equity	08/23/2024	2,248,390	3,119,911	*,⁺,5
PMRP, LLC - Series 1	Venture Capital	09/08/2025	8,516,900	10,778,640	*,12
PMRP, LLC - Series 2	Venture Capital	01/20/2026	21,749,925	21,749,925	*,12
PMRP, LLC - Series 3	Venture Capital	02/12/2026	21,749,836	21,749,836	*,12
Poolside Infrastructure Company, Inc. (160,443 preferred shares)	Venture Capital	02/23/2026	2	2	*,5
Poolside, Inc. (160,443 preferred shares)	Venture Capital	07/11/2024	12,226,575	29,509,206	*,5
Project Shamrock, LLC	Venture Capital	10/14/2025	21,630,155	21,515,049	*,12
PushPress, Inc. (760,282 preferred shares)	Venture Capital	10/17/2024	5,350,333	5,350,333	*,5
Rasa Technologies Inc. (361,126 preferred shares)	Venture Capital	12/06/2023	1,651,249	1,651,249	*,5
Redpoint Omega IV-C, L.P.	Venture Capital	06/28/2024	6,565,911	10,168,839	*
RPIII FB Co-Invest LLC	Growth Equity	03/02/2023	4,025,684	4,891,737	*,7
Saronic Technologies, Inc. (1,113,001 preferred shares)	Venture Capital	07/11/2024	22,025,049	30,546,312	*,5
Series W DIs, a Series of Atreides Special Circumstances Fund, LLC	Venture Capital	01/26/2026	4,480,500	4,350,000	*,12
Shrug Opportunities & Natural Capital LP	Venture Capital	10/11/2024	22,695,000	35,424,804	*
Sift Stack, Inc. (797,607 preferred shares)	Venture Capital	07/18/2025	5,687,815	5,687,815	*,5
SiMa Technologies, Inc. ($4,265,865 principal amount, 7.50%, 12/31/2027)	Venture Capital	07/18/2025	4,265,865	7,296,674	5
Space Exploration Technologies Corp. (308,381 common shares)	Venture Capital	05/10/2024	112,000,310	162,390,351	*,5
StepStone VC PVP Follow-On, LLC	Venture Capital	09/11/2024	53,193	50,059	*,12
Stripes VII Azul Co-Invest, LP	Venture Capital	03/02/2026	2,642,336	2,610,000	*,12
SWG Brands, Inc. (3,248,958 preferred shares)	Venture Capital	02/15/2024	8,282,602	12,833,709	*,5
Teamshares Inc. (5,714 preferred shares)	Venture Capital	06/20/2024	436,131	436,131	*,5
Telstar4Ever by XYZ, LLC	Venture Capital	09/29/2025	4,536,000	7,479,110	*
Temporal Technologies Inc. (73,765 preferred shares)	Venture Capital	02/03/2025	4,371,343	10,016,638	*,5
ThreatLocker, Inc. (827,118 preferred shares)	Venture Capital	04/08/2024	42,211,570	48,154,314	*,5
Thrive Capital Partners IX Growth-C, LLC	Venture Capital	12/16/2024	7,617,428	15,597,800	*
Thrive Capital Partners IX Growth-F, LLC	Venture Capital	04/02/2025	27,135,315	68,058,087	*
Transcend Inc. (265,808 preferred shares)	Venture Capital	12/29/2023	2,785,645	2,785,641	*,5
TurbineOne, Inc. (54,690 preferred shares)	Venture Capital	05/07/2025	1,493,494	1,493,496	*,5

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments (continued)
March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Primary Direct Investments - Non-Controlled/Non-Affiliated (continued)
North America (continued)
unitQ inc. (614,975 preferred shares)	Venture Capital	04/19/2024	$2,536,280	$2,536,280	*,5
Valor Summit 1.0 L.P.	Venture Capital	10/30/2024	32,356,940	110,244,803	*,⁺
Varda Space Industries, Inc. (621,671 preferred shares)	Venture Capital	02/24/2026	12,749,975	12,749,975	*,5,12
Vercel Inc. (54,767 preferred shares)	Venture Capital	09/26/2025	10,999,952	10,999,952	*,5
VY Cerebrum, L.P.	Venture Capital	05/27/2025	9,202,532	9,142,689	*,⁺
WH Growth Fund III LP	Venture Capital	03/18/2026	6,181,350	6,090,000	*,12
WndrCo Holdings M C SPV LP	Venture Capital	05/02/2025	10,137,918	10,055,677	*
Total North America			$1,323,828,961	$1,937,501,901
Rest of World - 0.9% of NAV
Columbia XIG Co-Invest, L.P.	Venture Capital	11/25/2025	$3,935,228	$3,915,000	*,⁺
KA CT, LLC Venture Capital		01/02/2024	2,190,000	2,899,245	*,8
Lyka Wellness Pty Ltd (29,344 preferred shares)	Venture Capital	04/25/2023	2,871,103	5,928,934	*,5,6
Rei do Pitaco Limited	Venture Capital	06/28/2024	3,325,000	5,348,500	*,5,9
Zencity Technologies Ltd. (575,444 preferred shares)	Venture Capital	05/15/2024	5,852,957	5,852,957	*,5
Zepto Limited (61,513,005 preferred shares)	Venture Capital	08/24/2023	17,778,157	34,994,477	*,5
Total Rest of World			$35,952,445	$58,939,113
Total Non-Controlled/Non-Affiliated Primary Direct Investments			$1,391,442,884	$2,047,870,560
Primary Investments - Non-Controlled/Non-Affiliated - 3.5% of NAV					1,2,3,4
North America - 3.5% of NAV
8VC DSS A, L.P.	Venture Capital	02/28/2025	$41,401,964	$67,137,722	*,⁺,12
Altimeter Venture Partners Fund VII, L.P.	Venture Capital	11/08/2024	22,898,317	39,343,734	*,⁺,12
BVP Forge II Institutional A, L.P.	Growth Equity	11/12/2025	—	—	*,⁺
Cantos Ventures IV, L.P.	Venture Capital	09/25/2025	154,659	154,659	*,⁺
Cosmic - Aleph 4, L.P.	Venture Capital	09/10/2025	235,706	216,908	*,⁺
Cosmic - Bet 4 Durable, L.P.	Venture Capital	09/10/2025	420,291	418,209	*,⁺
Cosmic - Bet 4, L.P.	Venture Capital	09/10/2025	7,074,930	7,166,681	*,⁺
Glade Brook Strategic Growth V LP	Venture Capital	02/11/2026	3,923,801	3,915,000	*,⁺,12
HX One L.P.	Growth Equity	04/08/2025	9,418,500	10,027,249	*,⁺
Interlagos Fund I, LP	Venture Capital	09/24/2025	949,298	1,042,817	*,⁺
Marathon Management Partners Fund I, LP	Venture Capital	04/25/2025	1,144,876	1,419,186	*,⁺
Thrive Capital Partners X Opportunity Fund, L.P.	Venture Capital	10/24/2025	45,846,769	98,317,770	*,⁺
Total North America			$133,469,111	$229,159,935
Total Non-Controlled/Non-Affiliated Primary Investments			$133,469,111	$229,159,935
Secondary Direct Investments - Non-Controlled/Non-Affiliated - 11.8% of NAV					1,2,3,4
Europe - 0.7% of NAV
Monzo Bank Holding Group Limited (1,772,343 preferred shares)	Venture Capital	05/03/2024	$33,024,390	$44,306,856	*,5,6
Total Europe			$33,024,390	$44,306,856

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments (continued)
March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Direct Investments - Non-Controlled/Non-Affiliated (continued)
North America - 11.1% of NAV
AcuityMD, Inc. (40,288 preferred shares)	Venture Capital	12/22/2025	$362,185	$362,185	*,5
Anduril Industries, Inc. (91,127 common shares)	Venture Capital	05/14/2024	2,514,476	6,283,453	*,5
Anduril Industries, Inc. (251,681 preferred shares)	Venture Capital	08/05/2024	7,677,221	17,354,084	*,5
Atticus Labs, Inc. (25,624 preferred shares)	Venture Capital	05/23/2025	432,789	423,378	*,5
Black Forest Labs Inc. (9,131 common shares)	Venture Capital	01/26/2026	2,152,632	2,152,632	*,5
BuildOps, Inc. (222,285 preferred shares)	Venture Capital	09/27/2023	229,865	499,297	*,5
Carry Technologies Inc. (32,519 common shares)	Venture Capital	04/28/2025	1,753,385	3,074,710	*,5
Castelion Corporation (8,790 common shares)	Venture Capital	02/27/2026	1,511,880	1,511,880	*,5
Castelion Corporation (1,476 preferred shares)	Venture Capital	12/31/2025	224,322	253,872	*,5
Chaos Industries, Inc. (34,481 preferred shares)	Venture Capital	07/30/2025	2,500,014	4,790,673	*,5
Contentful Global, Inc. (74,057 preferred shares)	Venture Capital	06/13/2023	970,147	970,147	*,5
Creatio Inc. (15,127 common shares)	Venture Capital	06/10/2024	1,426,792	1,548,298	*,5
Creatio Inc. (32,501 preferred shares)	Venture Capital	06/10/2024	3,326,585	3,326,585	*,5
Crusoe Inc. (12,847 preferred shares)	Venture Capital	12/22/2025	1,284,700	1,387,476	*,5
Cube Planning Inc. (15,142 preferred shares)	Venture Capital	01/29/2024	57,947	78,137	*,5
Cyware Labs, Inc. (78,769 common shares)	Venture Capital	11/08/2023	754,418	153,663	*,5
Databricks, Inc. (27,718 common shares)	Venture Capital	12/01/2025	4,157,700	5,266,420	*,5
Databricks, Inc. (536,745 preferred shares)	Venture Capital	12/01/2025	80,511,750	101,981,550	*,5
Duplocloud, Inc. (22,402 preferred shares)	Venture Capital	11/01/2023	159,493	252,582	*,5
Federato Technologies, Inc. (122,707 preferred shares)	Venture Capital	11/15/2024	1,417,734	1,797,454	*,5
GlossGenius, Inc. (11,136 common shares)	Venture Capital	11/16/2023	282,909	545,633	*,5
Hadrian Automation, Inc. (26,352 preferred shares)	Venture Capital	10/14/2025	267,839	484,587	*,5
HyperNative Inc. (171,481 preferred shares)	Venture Capital	05/07/2025	4,549,991	4,549,991	*,5
KoBold Metals Company (4,594 common shares)	Venture Capital	07/07/2025	390,614	517,338	*,5
KoBold Metals Company (25,971 preferred shares)	Venture Capital	02/05/2025	2,207,440	2,924,636	*,5
Kong Inc. (1,211,663 preferred shares)	Venture Capital	10/10/2024	12,123,382	12,412,033	*,5
Maven Clinic Co. (254,542 preferred shares)	Venture Capital	08/16/2024	4,522,931	4,522,931	*,5
Orca Biosystems, Inc. (54,375 preferred shares)	Venture Capital	03/09/2026	2,175,000	2,990,239	*,5,12
Outreach Corporation (225,367 common shares)	Venture Capital	06/14/2023	1,802,939	901,468	*,5
Postman, Inc. (354,691 common shares)	Venture Capital	09/26/2025	4,078,947	4,665,357	*,5
PushPress, Inc. (400,842 preferred shares)	Venture Capital	10/17/2024	2,820,845	2,820,845	*,5
Saronic Technologies, Inc. (430,576 common shares)	Venture Capital	07/23/2024	3,627,978	11,817,158	*,5
Solutions By Text Holdco Inc. (268,109 common shares)	Venture Capital	05/16/2024	1,730,435	2,557,224	*,5
Space Exploration Technologies Corp. (222,244 common shares)	Venture Capital	04/26/2024	33,915,083	117,031,468	*,5
Space Exploration Technologies Corp. (58,321 preferred shares)	Venture Capital	09/16/2025	123,640,520	307,112,554	*,5
Teamshares Inc. (17,142 preferred shares)	Venture Capital	09/27/2023	1,308,392	1,308,392	*,5
ThreatLocker, Inc. (544,041 preferred shares)	Venture Capital	04/08/2024	22,848,548	31,673,741	*,5
TurbineOne, Inc. (39,062 preferred shares)	Venture Capital	05/07/2025	1,066,719	1,066,721	*,5

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments (continued)
March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Direct Investments - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Vacation Inc. (1,061,681 preferred shares)	Venture Capital	02/12/2024	$3,198,070	$6,415,644	*,5
Vannevar Labs, Inc. (58,103 common shares)	Venture Capital	03/06/2025	3,704,261	3,698,192	*,5
Vannevar Labs, Inc. (82,416 preferred shares)	Venture Capital	02/18/2025	5,254,296	5,245,688	*,5
Vercel Inc. (82,151 common shares)	Venture Capital	11/13/2025	16,500,248	16,500,028	*,5
Vercel Inc. (82,151 preferred shares)	Venture Capital	11/13/2025	16,500,028	16,500,028	*,5
Vetro, Inc. (273,397 preferred shares)	Growth Equity	08/08/2025	4,272,645	6,422,096	*,5
Total North America			$386,216,095	$718,152,468
Rest of World - 0.0% of NAV
Lyka Wellness Pty Ltd (7,809 preferred shares)	Venture Capital	05/02/2024	$671,181	$1,577,803	*,5,6
Zepto Limited (2,156,326 common shares)	Venture Capital	01/08/2024	210,266	991,694	*,5
Zepto Limited (896,393 preferred shares)	Venture Capital	06/05/2024	214,630	517,414	*,5
Total Rest of World			$1,096,077	$3,086,911
Total Non-Controlled/Non-Affiliated Secondary Direct Investments			$420,336,562	$765,546,235
Secondary Investment Funds - Non-Controlled/Non-Affiliated - 48.2% of NAV					1,2,3,4,13
Europe - 3.6% of NAV
Glade Brook Private Investors XLIII LP	Growth Equity	08/01/2025	$106,250,000	$158,790,829	*
MVII Parloa SPV-B, L.P.	Venture Capital	06/25/2025	11,943,022	26,804,204	*
S-0226 SPV, a series of 201 Ventures Co-Invest LP	Venture Capital	02/17/2026	4,350,000	4,350,000	*,12
SilverTree Equity VIII LP	Venture Capital	04/10/2025	44,989,139	45,606,072	*,⁺
Total Europe			$167,532,161	$235,551,105
North America - 43.2% of NAV
137 Holdings AI II, LLC	Venture Capital	02/21/2024	$12,500,609	$46,975,944	*
137 Holdings SXXI, LLC	Venture Capital	03/18/2024	12,699,000	61,154,190	*
8VC ANSD SPV GP, LLC	Venture Capital	11/26/2025	4,273,517	4,823,531	*,12
8VC ANSD SPV, L.P	Venture Capital	11/26/2025	906,666	995,540	*,12
8VC Opportunities Fund II, L.P.	Venture Capital	12/31/2025	7,725,788	12,363,224	*,12
AH Parallel Fund IV-Q, L.P.	Venture Capital	07/01/2023	162,598	167,902	*,8
Altimeter Atlas Fund II, L.P.	Venture Capital	06/12/2025	896,263	1,433,513	*,⁺,12
Altimeter Premier Growth VIII, L.P.	Venture Capital	11/14/2025	18,345,213	21,953,731	*,⁺,12
Amaranth DC Holdings, LP.	Growth Equity	02/23/2024	13,938,639	17,067,611
Amplify Partners II, L.P.	Venture Capital	04/14/2025	267,303	222,825	*,⁺
Amplify Partners III, L.P.	Venture Capital	04/14/2025	3,380,294	5,764,296	*
Amplify Partners Select Fund IV, L.P.	Venture Capital	04/14/2025	345,004	536,145	*,⁺
Andreessen Horowitz Fund IV-Q, L.P.	Venture Capital	07/01/2023	357,622	320,004	8
Arctos Sports Partners Elvis Co-Invest II LP	Growth Equity	12/18/2025	14,914,775	14,164,400	*,6
Arctos Sports Partners Fund II, LP .	Growth Equity	10/07/2025	4,680,536	4,754,845	*,6
Ardent GB Holdings, LP	Venture Capital	03/21/2024	2,723,400	2,712,214	*
ARP4 II LLC	Venture Capital	07/28/2025	34,800,000	64,469,641	*
ARP4 LLC	Venture Capital	03/20/2025	20,768,665	52,347,013	*
ASY5 LLC..	Growth Equity	08/08/2025	30,450,000	34,272,787	*

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments (continued)
March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment Funds - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Backend Capital, a series of Backend Capital, LP	Venture Capital	08/29/2023	$689,809	$1,931,091	*
Betaworks Ventures 1.0, LP	Venture Capital	01/24/2023	5,221,432	21,543,852	*,⁺
Betaworks Ventures 2.0, LP	Venture Capital	01/24/2023	1,976,935	2,626,699	*,⁺
Betaworks Ventures 3.0, LP	Venture Capital	01/24/2023	1,650,000	1,589,125	*,⁺,8
Boldstart Opportunities I L.P.	Venture Capital	04/17/2024	249,020	281,964	*
Boldstart Ventures II L.P.	Venture Capital	06/30/2024	3,714,606	4,762,638	*,⁺
Boldstart Ventures III L.P.	Venture Capital	04/17/2024	3,111,579	5,662,632	*
Bregal Sagemount IV RGS Co-Invest L.P.	Growth Equity	03/25/2026	—	—	*,⁺,12
Caffeinated Capital Venture Fund IV, LP	Venture Capital	06/17/2025	5,905,074	11,272,794	*,⁺
Caffeinated Capital Venture Fund V, LP	Venture Capital	07/01/2025	936,995	922,754	*,⁺
Charles River Partnership XIV, LP	Venture Capital	06/30/2023	83,101	57,094	*,6
Charles River Partnership XV, LP	Venture Capital	06/30/2023	706,240	1,391,550	*,⁺,6
Charles River Partnership XVI, LP	Venture Capital	06/30/2023	4,442,265	6,360,041	*,⁺,6
CNK Fund IV, L.P.	Venture Capital	12/31/2023	5,736,579	11,443,014	*,⁺,8
CNK Seed Fund I, L.P.	Venture Capital	12/31/2023	1,693,201	3,055,991	*,⁺,8
Columbia Capital Equity Partners VI (QP), L.P.	Venture Capital	06/30/2023	231,054	276,159	8
Columbia Capital Equity Partners VII (QP), L.P.	Growth Equity	08/04/2023	224,719	356,258	*,⁺,8
Columbia Spectrum Partners VI-A, L.P.	Venture Capital	09/10/2024	44,500,000	61,856,793	*
Conversion Capital Fund II, LP	Venture Capital	09/30/2023	46,298	50,642	*,⁺
Craft Ventures Affiliates II, L.P.	Venture Capital	06/30/2023	174,577	359,787	*
Craft Ventures Growth I, L.P.	Venture Capital	06/30/2023	76,732	263,356	*,⁺
Craft Ventures III, L.P.	Venture Capital	06/30/2023	87,895	182,808	*,⁺
CRV SPV2-Z, LLC	Venture Capital	12/06/2024	5,285,066	7,018,343	*,12
DST Global IX, L.P.	Venture Capital	10/01/2023	15,671,097	37,543,179	*,⁺
DST Global VI, L.P.	Venture Capital	10/01/2023	2,206,878	4,557,253	*
DST Global VII, L.P.	Venture Capital	10/01/2023	7,516,150	20,747,969	*
DST Global VIII, L.P.	Venture Capital	10/01/2023	5,885,606	11,885,453	*,⁺
DST Investments XXI, L.P.	Venture Capital	10/01/2023	281,117	343,818	*
DSTG VII Investments-1, L.P.	Venture Capital	10/01/2023	253,192	360,514	*
DSTG VII Investments-4, L.P.	Venture Capital	10/01/2023	58,052	106,752	*
Elephant Partners I, L.P.	Growth Equity	04/12/2024	513,786	425,428	*,⁺
Elephant Partners II, L.P.	Growth Equity	04/12/2024	534,646	797,728	*,⁺
Elephant Partners III, L.P.	Growth Equity	04/12/2024	387,439	819,499	*,⁺
Elephant Partners IV, L.P.	Growth Equity	04/12/2024	324,680	401,431	*,⁺
Emergence Capital Partners II, L.P.	Venture Capital	10/22/2024	1,771,885	1,192,517	*,⁺
Felicis Ventures VI, L.P.	Venture Capital	11/04/2022	15,445,552	19,600,354	*,8
Felicis Ventures VII, L.P.	Venture Capital	11/04/2022	14,105,574	20,421,216	*,⁺
Fika Ventures - A, L.P.	Venture Capital	01/09/2024	116,968	142,064	*
Fika Ventures, L.P.	Venture Capital	06/27/2023	933,803	1,509,166	*
Fingercheck Buyer SPV, LLC	Venture Capital	10/16/2024	30,156,802	33,268,030	*

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments (continued)
March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment Funds - Non-Controlled/Non-Affiliated (continued)
North America (continued)
First-Party Time VI LLC	Growth Equity	07/02/2024	$13,350,066	$18,986,906	*
Five Elms III Apptegy CV, L.P.	Growth Equity	12/20/2023	18,805,495	30,858,256	*,⁺
Frontier Continuation Fund V, LP	Growth Equity	11/20/2025	81,887,233	91,298,200	*,⁺
FTV - FA, L.P.	Growth Equity	07/11/2025	16,266,899	16,228,746	⁺
Fundomo ET001, LP	Venture Capital	06/23/2025	8,220,293	15,063,549	*
Fundomo Fund II, LP	Venture Capital	06/16/2025	265,171	261,091	*,⁺
Fundomo Sequel I, LP	Venture Capital	06/06/2025	1,121,876	1,113,267	*
Gator Co-Invest LI, L.P.	Growth Equity	10/21/2025	26,833,979	26,509,874	*,6
Georgian Alignment Fund AS, LP	Venture Capital	10/31/2024	57,772,097	99,492,569	*,⁺
Glade Brook Gondola Fund I LP	Growth Equity	02/09/2026	278,463,067	413,507,710	*,⁺,12
Glade Brook Private Investors XXXIV LP	Venture Capital	10/22/2025	1,128,494	1,537,290	*
Glade Brook Private Investors XXXVII LP	Venture Capital	05/14/2025	65,558,419	94,663,195	*
Glade Brook Strategic Growth IV LP	Venture Capital	04/15/2025	983,315	1,430,626	*,⁺
Greenoaks Capital MS LP - Jenner II Series	Venture Capital	06/06/2024	23,164,166	26,902,802	*,⁺
Group 11 Fund VI, L.P.	Venture Capital	12/22/2023	1,785,153	3,875,015	*,⁺
Hildred Capital Co-Invest-REBA, LP	Venture Capital	10/08/2024	21,627,000	28,854,820	*,⁺
Hildred Equity Partners III-A, LP	Growth Equity	10/08/2024	293,099	161,230	*,⁺
Hildred Perennial Partners I, LP	Venture Capital	12/22/2023	3,442,494	5,057,158	*,⁺
Imaginary Venture Capital TR-1, L.P.	Venture Capital	07/30/2024	13,350,000	18,362,125
Initialized III L.P.	Venture Capital	11/27/2024	25,994,431	32,648,654	*,⁺
Insight Partners Continuation Fund II, L.P.	Growth Equity	03/31/2023	16,690,871	21,963,629	*,⁺
Inspired Capital Shop, L.P.	Venture Capital	08/08/2025	4,376,970	4,354,793	*
Integrity Growth Partners Fund II, L.P.	Growth Equity	07/31/2024	6,515,023	8,499,459	*,⁺
JMI Fuego Aggregator, L.P.	Growth Equity	06/26/2025	10,526,281	10,397,250	*,⁺
K1X Co-Invest, LLC	Venture Capital	09/05/2024	3,215,998	5,917,517	*
KA HINT, LLC	Venture Capital	03/13/2025	8,200,000	23,104,947	*
Lightspeed Venture Partners Select II, L.P.	Venture Capital	12/30/2022	655,654	606,728	*,⁺,6
Lightspeed Venture Partners Select IV, L.P.	Venture Capital	12/30/2022	1,090,071	2,002,317	*,⁺,6
Lightspeed Venture Partners X, L.P.	Venture Capital	12/30/2022	2,450,569	2,460,271	*,⁺,6
Lightspeed Venture Partners XI, L.P.	Venture Capital	12/30/2022	1,781,103	1,673,838	*,⁺,6
Lightspeed Venture Partners XII, L.P.	Venture Capital	12/30/2022	1,515,798	2,627,577	*,⁺,6
Lightspeed Venture Partners XIII, L.P.	Venture Capital	12/30/2022	1,491,365	2,668,183	*,⁺,6
Lightspeed W-I, LLC	Venture Capital	03/26/2024	13,434,105	36,908,900	*
Lux Ventures IV, L.P.	Venture Capital	06/30/2023	511,875	797,201	*
Maple 3 VC, L.P.	Venture Capital	08/20/2024	618,902	848,572	*,⁺
Maple SPV-C2, LLC	Venture Capital	08/14/2024	1,754,230	11,475,808	*
March Capital Opportunity Fund II, L.P.	Venture Capital	09/30/2023	42,628	65,063	*
March Capital Partners Fund II, L.P.	Venture Capital	09/30/2023	34,781	55,260	*
Maroon Investors, L.P.	Growth Equity	07/14/2023	9,738,688	13,769,782	*,⁺
NEA Secondary Opportunity Fund, L.P.	Venture Capital	07/03/2024	7,980,663	17,141,876	*,⁺

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments (continued)
March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment Funds - Non-Controlled/Non-Affiliated (continued)
North America (continued)
Nexus Ventures VI, L.P.	Venture Capital	08/28/2023	$132,969	$373,705	*,⁺
Orkila Growth Fund III, LP	Growth Equity	09/29/2023	2,123,360	4,455,018	*,⁺,6
Orkila Growth Fund IV, LP	Growth Equity	09/29/2023	80,867	82,566	*,⁺,6
Otherwise Fund V, L.P.	Venture Capital	03/24/2025	448,890	440,401	*,⁺
Otherwise RP SPV, L.P.	Venture Capital	03/17/2025	13,330,236	15,688,460	*
Poplar DC Holdings, LP	Growth Equity	07/01/2024	39,414,217	38,097,905	*
Primary Select Fund II, L.P.	Venture Capital	04/28/2023	534,706	859,783	*
Project Banded, LLC	Venture Capital	03/31/2026	43,523,943	40,903,002	*,12
Project Heron, LLC	Venture Capital	10/07/2025	83,357,003	143,528,110	*,⁺,12
PSG Sequel-A L.P.	Growth Equity	01/30/2025	52,336,402	59,363,222	⁺
PVP SGSS I, LLC	Venture Capital	12/18/2023	4,212,937	4,201,390	*,⁺,12
PVP SGSS I-A, LLC	Venture Capital	12/18/2023	4,660,059	4,759,446	*,⁺,12
Refactor Capital, L.P.	Venture Capital	02/03/2026	2,091,654	2,506,249	*,12
Resolve Growth Partners Fund I (Murray), L.P.	Growth Equity	10/01/2025	2,193,237	2,086,387	*,⁺
Resolve Growth Partners Fund I, L.P.	Growth Equity	10/01/2025	6,270,860	7,663,529	*,⁺
Resolve Growth Partners Fund II, L.P.	Growth Equity	09/30/2025	760,317	688,357	*,⁺,8
Rocket Fuel III LLC	Growth Equity	07/02/2024	13,345,533	15,644,364	*
Sands Capital Global Innovation Fund III-RP, L.P.	Venture Capital	09/10/2025	13,637,084	13,459,078	*
Sea Change IV LLC	Growth Equity	07/02/2024	1,813,312	2,986,128	*
SG VC Fund II, L.P.	Venture Capital	12/05/2023	5,270,032	7,194,020	*
Shasta Ventures V, L.P.	Venture Capital	06/30/2024	5,428,648	6,757,160	*,⁺
Signal Peak Ventures III CIV-A, L.P.	Venture Capital	09/30/2024	4,604,236	9,341,335	*
Signal Peak Ventures III, L.P.	Venture Capital	09/30/2024	5,036,890	8,854,847	*
Signal Peak Ventures IV, L.P.	Venture Capital	11/01/2024	3,274,282	4,317,600	*,⁺
Silas Capital Partners II, L.P.	Venture Capital	03/15/2024	6,064,386	8,248,647	*,⁺
Silas-MBM LLC	Venture Capital	02/12/2024	783,832	1,372,862	*
SSG Fika VC, LLC	Venture Capital	01/03/2025	4,661,885	5,510,423	*,12
Standard Crypto Venture Fund I LP	Venture Capital	10/23/2024	1,677,003	2,837,739	*,⁺,8
StepStone BSV VC 2024 LLC	Venture Capital	08/14/2024	7,582,580	21,288,739	*,12
Stripes VI Crimson Co-Invest, LP	Venture Capital	01/17/2025	3,339,833	5,521,844	*
Stripes VI Rainier Co-Invest, LP	Growth Equity	10/24/2024	8,833,154	8,803,720	*
Stripes VI(A), LP	Growth Equity	07/17/2025	62,318,555	100,904,061	*,⁺
Stripes VII(A), LP	Venture Capital	07/25/2025	3,078,699	2,820,561	*,⁺
T. Rowe Price Private Opportunities Offshore Fund LP	Venture Capital	01/02/2026	6,129,124	9,106,602	*,⁺
TCV Juniper Co, L.P.	Growth Equity	04/07/2025	9,185,368	8,899,903	*
Telescope FU Investor, LLC	Venture Capital	04/22/2025	11,805,885	15,679,850	*,⁺
Thrive Capital Partners IX Growth-E, LLC	Venture Capital	01/14/2025	2,884,226	5,910,905	*
Thrive Capital Partners VIII Growth-B, LLC	Venture Capital	03/17/2023	10,888,611	34,026,875	*
TPG Tech Adjacencies II Stellar CI, L.P.	Venture Capital	10/21/2025	1,955,921	4,837,805	*
Troy Capital Partners Exploration Fund 2024, LP	Venture Capital	09/16/2024	19,394,809	81,924,210	*

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments (continued)
March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment Funds - Non-Controlled/Non-Affiliated (continued)
North America (continued)
TTCP Co-Invest CAN, LP	Growth Equity	03/19/2025	$9,208,460	$16,498,617	*,7
TTCP Fund III, L.P.	Growth Equity	03/20/2025	6,279,539	5,938,722	*,⁺,8
Turn/River Capital V (Co-Investment S), L.P.	Growth Equity	04/01/2025	4,770,495	4,767,026	*,⁺
Turn/River Capital VI (Co-Investment S), L.P.	Growth Equity	04/01/2025	6,914,505	6,910,294	*,⁺
Valor Equity Partners V L.P.	Venture Capital	10/01/2025	23,013,656	52,685,289	*,⁺
Valor M33 III L.P.	Venture Capital	08/29/2024	12,011,200	39,989,245	*
VY Nous LP	Venture Capital	01/29/2026	41,409,991	45,138,664	*,⁺,12
VY Space II LP	Venture Capital	10/29/2024	15,304,468	65,091,099	*,⁺
VYC25 Limited	Venture Capital	03/10/2025	55,719,400	107,479,929	*
Who is John Galt, LP	Venture Capital	08/22/2025	9,360,076	9,116,043	*
Total North America			$1,772,437,953	$2,803,600,902
Rest of World - 1.4% of NAV
Coatue US 50 LLC - Series 1	Venture Capital	12/19/2024	$36,395,265	$48,463,604	*
Glade Brook Strategic Growth III LP	Venture Capital	04/21/2025	3,344,566	4,062,029	*
KWI Cyber Holdings LLC	Venture Capital	10/07/2025	13,653,093	13,653,093	*,⁺
MGR-CloudWalk LLC	Venture Capital	09/12/2024	3,035,785	4,568,523	*
SSMGR-C, LLC - Series 1	Venture Capital	10/21/2024	13,027,441	17,677,747	*,12
Total Rest of World			$69,456,150	$88,424,996
Total Non-Controlled/Non-Affiliated Secondary Investment Funds			$2,009,426,264	$3,127,577,003
Public Securities - Non-Controlled/Non-Affiliated - 0.0% of NAV					1,2
North America - 0.0% of NAV
Navan, Inc. (10,888 common shares)	Public Securities	03/27/2026	$132,942	$144,157	*,10
Total North America			$132,942	$144,157
Total Non-Controlled/Non-Affiliated Public Securities			$132,942	$144,157
Short-Term Investments - Non-Controlled/Non-Affiliated - 2.4% of NAV
Fidelity Investments Money Market Government Portfolio — Class I, 3.53% (154,685,500 shares)	Money Market	N/A	$154,685,500	$154,685,500	10,11
Total Non-Controlled/Non-Affiliated Short-Term Investments			$154,685,500	$154,685,500
Total Non-Controlled/Non-Affiliated Investments - 97.6% of NAV			$4,109,493,263	$6,324,983,390
Primary Direct Investments - Controlled/Affiliated - 0.3% of NAV					1,2,3,4
North America - 0.3% of NAV
BSV Star Queen, LLC	Venture Capital	10/15/2024	$4,450,000	$7,321,291	*
Defense Tech SVC BH SPV LLC	Venture Capital	10/17/2025	1,126,801	1,497,749	*
S Squared - HAD LP	Venture Capital	06/18/2025	469,168	757,827	*
Terrain Opportunity I, LP	Venture Capital	02/26/2025	2,278,987	6,736,986	*
Total North America			$8,324,956	$16,313,853
Total Controlled/Affiliated Primary Direct Investments			$8,324,956	$16,313,853

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments (continued)
March 31, 2026

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnotes
Secondary Investment Funds - Controlled/Affiliated - 1.1% of NAV					1,2,3,4
North America - 1.1% of NAV
CRV XVIII-Z, LP	Venture Capital	10/10/2024	$11,009,502	$11,549,452	*
Redpoint Omega IV-Y, L.P	Venture Capital	11/18/2024	$26,620,000	$60,218,537	*
Total North America			$37,629,502	$71,767,989
Total Controlled/Affiliated Secondary Investment Funds			$37,629,502	$71,767,989
Total Controlled/Affiliated Investments - 1.4% of NAV			$45,954,458	$88,081,842
Total Investments - 99.0% of NAV			$4,155,447,721	$6,413,065,232
Other assets in excess of liabilities - 1.0% of NAV				$75,943,218
Net Assets - 100.0% of NAV				$6,489,008,450

*	Investment is non-income producing.

⁺	Investment has been committed to but has not been fully funded.
1	Geographic region generally reflects the location of the investment manager or company.
2	Investments do not issue shares or hold outstanding principal, except where noted. The terms "shares" and "units" are used interchangeably.
3	Private investments typically do not permit redemptions or withdrawals, except at the discretion of their general partner, manager, or advisor. Final distribution dates are generally unknown unless specified. These investments are fair valued using net asset value as the practical expedient, unless otherwise noted, and are usually acquired through private placements with contractual resale restrictions that do not lapse. Each investment may have been purchased on different dates and for varying amounts. The acquisition date of the first purchase is listed in the Consolidated Schedule of Investments.
4	The fair value of any Secondary Investment Fund, Secondary Direct Investment, Primary Investment, or Primary Direct Investment has not been calculated, reviewed, verified or in any way approved by any general partner, manager or advisor of such investments (including any of its affiliates).
5	The fair value of the investment was determined using significant unobservable inputs.
6	All or a portion of this security is held by SPRING Cayman II LLC.
7	All or a portion of this security is held by SPRING I LLC - Series A.
8	All or a portion of this security is held by SPRING Cayman LLC.
9	Investment is a simple agreement for future equity (SAFE) security.
10	The audited financial statements of the investment can be found at sec.gov.
11	The rate reported is the 7-day effective yield at the period end.
12	All or a portion of this security is held by SPRING Subsidiary LLC.
13	The Fund's investments in certain Secondary Investment Funds - Non-Controlled/Non-Affiliated result in indirect exposure to Space Exploration Technologies Corp. of approximately 11.2% of the Fund's NAV.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Schedule of Investments (continued)
March 31, 2026

Summary of Investments by Strategy (as a percentage of total investments)
Primary Direct Investments	32.2%
Investment Funds	19.8%
Equity	12.2%
Debt	0.2%

Primary Investments	3.6%
Investment Funds	3.6%

Secondary Direct Investments	11.9%
Equity	11.9%

Secondary Investment Funds	49.9%
Investment Funds	49.9%

Public Securities	0.0%

Short-Term Investments	2.4%
Total Investments	100.0%

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Statement of Assets and Liabilities
March 31, 2026

Assets
Non-controlled/non-affiliated investments, at fair value (cost $4,109,493,263)	$6,324,983,390
Controlled/affiliated investments, at fair value (cost $45,954,458)	88,081,842
Total investments, at fair value (cost $4,155,447,721)	6,413,065,232
Cash	246,178,840
Restricted cash held in escrow	329,730,557
Subscriptions receivable	850,000
Dividend and interest receivable	2,332,028
Prepaid expenses	1,210,180
Distributions receivable from investments	601,525
Total Assets	6,993,968,362

Liabilities
Revolving credit facility	—
Less deferred debt issuance costs	(861,295)
Revolving credit facility less deferred debt issuance costs	(861,295)
Subscriptions received in advance	329,752,307
Incentive fees payable	105,148,246
Payable for share repurchases	31,976,854
Payable for investments purchased	24,378,368
Management fees payable	8,230,764
Deferred tax liability	2,671,455
Professional fees payable	764,680
Administration fees payable	436,192
Revolving credit facility interest and fees payable	102,989
Transfer agent fees payable	37,372
Trustees' fees payable	41,648
Due to Adviser	9,973
Distribution and shareholder servicing fees payable	1,988,440
Other accrued expenses	281,919
Total Liabilities	504,959,912
Commitments and contingencies (see Note 9)
Net Assets	$6,489,008,450

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Statement of Assets and Liabilities (continued)
March 31, 2026

Composition of Net Assets:
Paid-in capital	$4,572,941,327
Total distributable earnings (accumulated loss)	1,916,067,123
Net Assets	$6,489,008,450

Class I
Net Assets	$3,602,833,791
Outstanding shares (unlimited number of shares authorized)	57,388,791
Net Asset Value Per Share	$62.78
Class D
Net Assets	$15,209,670
Outstanding shares (unlimited number of shares authorized)	244,303
Net Asset Value Per Share	$62.26
Class S
Net Assets	$2,870,964,989
Outstanding shares (unlimited number of shares authorized)	46,840,221
Net Asset Value Per Share	$61.29

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Statement of Operations

For the Year Ended March 31, 2026

Investment Income
Bank deposits interest income	$14,013,351
Non-controlled/non-affiliated investments dividend income (net of taxes withheld of $0)	2,380,381
Non-controlled/non-affiliated investments interest income	323,339
Total Investment Income	16,717,071

Expenses
Incentive fees	271,264,261
Management fees	56,770,077
Administration fees	3,124,094
Amortization of deferred investment costs	2,584,030
Transfer agent fees	1,681,777
Professional fees	1,815,556
Revolving credit facility interest and fees	1,964,094
Trustees' fees	160,000
Chief compliance officer fees	60,000
Distribution and shareholder servicing fees (Class S)	13,274,623
Shareholder servicing fees (Class D)	22,859
Other expenses	2,275,342
Total Expenses	354,996,713
Adviser expense recoupment (reimbursement)	180,078
Net Expenses	355,176,791
Net Investment Income (Loss)	(338,459,720)

Net Realized Gain (Loss)
Distributions from non-controlled/non-affiliated investments	3,032,032
Total Net Realized Gain (Loss)	3,032,032
Net Change in Unrealized Appreciation (Depreciation)
Non-controlled/non-affiliated investments	1,832,489,573
Controlled/affiliated investments	41,627,056
Deferred tax	(1,524,798)
Total Net Change in Unrealized Appreciation (Depreciation)	1,872,591,831

Net Increase (Decrease) in Net Assets from Operations	$1,537,164,143

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	March 31, 2026	March 31, 2025
Change in Net Assets Resulting from Operations:
Net investment income (loss)	$(338,459,720)	$(49,132,146)
Net realized gain (loss)	3,032,032	8,574,513
Net change in unrealized appreciation (depreciation)	1,872,591,831	283,521,826
Net Increase (Decrease) in Net Assets Resulting from Operations	1,537,164,143	242,964,193

Distributions from Distributable Earnings:
Class I	(3,452,439)	(5,713,496)
Class D	(17,862)	(28,205)
Class S	(2,608,896)	(2,724,014)
Class T1	—	(3,630)
Total Distributions from Distributable Earnings	(6,079,197)	(8,469,345)

Change in Net Assets Resulting from Capital Share Transactions:
Class I
Proceeds from shares issued	1,600,767,372	642,775,648
Reinvestment of distributions	2,468,354	3,605,993
Repurchase of shares	(106,021,018)	(37,131,800)
Exchange of shares	4,669,273	6,417,909
Total Class I Transactions	1,501,883,981	615,667,750
Class D
Proceeds from shares issued	7,253,632	5,787,012
Reinvestment of distributions	10,189	21,642
Repurchase of shares	(523,097)	(155,593)
Exchange of shares	(1,090,693)	(4,653,375)
Total Class D Transactions	5,650,031	999,686
Class S
Proceeds from shares issued	1,534,409,966	575,802,383
Reinvestment of distributions	2,237,975	2,180,430
Repurchase of shares	(14,290,761)	(689,638)
Exchange of shares	(3,578,580)	(1,087,941)
Total Class S Transactions	1,518,778,600	576,205,234
Class T¹
Proceeds from shares issued	—	520,000
Reinvestment of distributions	—	1,236
Repurchase of shares	—	—
Exchange of shares	—	(676,593)
Total Class T¹ Transactions	—	(155,357)
Change in Net Assets Resulting from Capital Share Transactions	3,026,312,612	1,192,717,313
Total Increase (Decrease) in Net Assets	4,557,397,558	1,427,212,161

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Statements of Changes in Net Assets (continued)

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Net Assets
Beginning of period	1,931,610,892	504,398,731
End of period	$6,489,008,450	$1,931,610,892

1	On January 17, 2025, the Fund converted Class T shares into Class S shares and ceased offering Class T Shares.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2026

Cash Flows From Operating Activities
Net increase (decrease) in net assets from operations	$1,537,164,143
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments, net of payable for investments purchased	(2,579,215,960)
(Purchases) sales of short-term investments, net	(111,484,535)
Proceeds from sales of investments	2,006,025
Distributions received from investments, net of distributions receivable from investments	20,046,297
Net realized (gain) loss on distributions from investments	(3,032,032)
Net change in unrealized (appreciation) depreciation on investments	(1,874,116,629)
Amortization of debt issuance costs	559,260
Net change in deferred tax liability	1,524,798
(Increase) Decrease in Assets
Dividend and interest receivable	(1,437,928)
Prepaid expenses	(1,080,425)
Increase (Decrease) in Liabilities
Incentive fees payable	86,221,845
Management fees payable	5,765,569
Professional fees payable	509,896
Revolving credit facility interest and fees payable	65,572
Administration fees payable	244,872
Transfer agent fees payable	(25,782)
Due to Adviser	(272,572)
Distribution and shareholder servicing fees payable	1,988,440
Other accrued expenses	(246,844)
Net Cash Provided by (Used in) Operating Activities	(2,914,815,990)

Cash Flows from Financing Activities
Proceeds from issuance of shares, net of change in subscriptions received in advance and subscriptions receivable	3,335,354,160
Repurchase of shares	(108,849,693)
Proceeds from revolving credit facility	105,000,000
Repayments of revolving credit facility	(105,000,000)
Distributions paid in cash	(1,362,679)
Debt issuance costs	(1,011,656)
Net Cash Provided by (Used in) Financing Activities	3,224,130,132
Net Increase (Decrease) in Cash and Restricted Cash Held in Escrow	309,314,142

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Statement of Cash Flows (continued)

For the Year Ended March 31, 2026

Cash and Restricted Cash Held in Escrow
Beginning of period	266,595,255
End of period	$575,909,397

End of Period Balances
Cash	$246,178,840
Restricted cash held in escrow	329,730,557
End of Period Balance	$575,909,397

Supplemental Disclosure of Cash Flow Information
Reinvestment of shareholder distributions	$4,716,518
Cash paid during the period for interest expense and commitment fees	$1,339,262
Cash paid during the period for taxes	$1,524,798
In-kind stock distributions received from investments	$1,701,900

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Financial Highlights

Class I

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended	For the Year Ended	For the Year Ended	For the Period Ended
	March 31, 2026	March 31, 2025	March 31, 2024	March 31, 2023*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$43.87	$36.71	$30.13	$25.00
Activity from investment operations:
Net investment income (loss)¹	(4.49)	(1.64)	(1.34)	(0.70)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments²	23.47	9.05	7.92	5.83
Total from investment operations	18.98	7.41	6.58	5.13
Less distributions:
From net investment income	—	—	—	—
From net realized gains	(0.07)	(0.25)	—	—
Total distributions	$(0.07)	$(0.25)	$—	$—
Net Asset Value per share, end of period³	$62.78	$43.87	$36.71	$30.13

Net Assets, end of period (in thousands)[3]	$3,602,834	$1,215,283	$439,238	$185,844

Ratios to average net assets⁴
Net investment income (loss)⁵	(8.59)%	(4.10)%	(4.02)%	(1.74)%
Expenses before adviser expense recoupment (reimbursement) and management fees voluntarily waived⁶	9.03%	5.29%	6.26%	6.18%
Expenses after adviser expense recoupment (reimbursement)⁶ ⁷	9.04%	5.41%	6.12%	5.06%
Expenses after adviser expense recoupment (reimbursement) and management fees voluntarily waived⁶ ⁷	9.04%	5.41%	5.92%	4.27%
Total return³ ⁸ ⁹	43.29%	20.23%	21.84%	20.52%
Portfolio turnover rate¹⁰	0.06%	0.42%	0.19%	0.05%

Senior Securities:	As of March 31, 2026	As of March 31, 2025	As of March 31, 2024	As of March 31, 2023
Total borrowings (in thousands)	$—	$—	$—	$30,000
Asset coverage per $1,000 unit of senior indebtedness¹¹	N/A	N/A	N/A	7,222

*	The Class commenced operations on November 1, 2022.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in net asset value per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investments.
5	Net investment income (loss) ratios have been annualized for periods of less than twelve months, except for organizational costs and incentive fees. If incentive fees were excluded, the ratios would have increased by 7.15%, 3.31%, 3.63% and 2.90%, respectively, for the years ended March 31, 2026, 2025 and 2024 and the period ended March 31, 2023. Ratios exclude deferred tax provisions (Note 13). Taxes, if any, are disclosed separately in the Statement of Operations.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Financial Highlights (continued)

Class I

6	Expense ratios have been annualized for periods of less than twelve months, except for organizational costs and incentive fees. If incentive fees had been excluded, the expense ratios would have decreased by 7.15%, 3.31%, 3.63% and 2.90%, respectively, for the years ended March 31, 2026, 2025 and 2024 and the period ended March 31, 2023. Expense ratios exclude deferred tax provisions (Note 13). Taxes, if any, are disclosed separately in the Statement of Operations.
7	Recoupment (reimbursement) ratios have been annualized for periods of less than 12 months.
8	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period and repurchase on the last day of the period at net asset value. Total return calculated for a period of less than one year is not annualized.
9	Total return would have been higher or lower had certain expenses not been recouped or waived by the Adviser during the periods of recoupment or reimbursement, respectively.
10	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund's purchases or sales of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Results for periods of less than one year are not annualized.
11	Calculated by subtracting the Fund’s total liabilities (excluding borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Financial Highlights (continued)

Class D

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	March 31, 2026	March 31, 2025	March 31, 2024	March 31, 2023*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$43.59	$36.51	$30.08	$25.00
Activity from investment operations:
Net investment income (loss)¹	(4.51)	(1.51)	(1.52)	(0.19)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments²	23.25	8.84	7.95	5.27
Total from investment operations	18.74	7.33	6.43	5.08
Less distributions:
From net investment income	—	—	—	—
From net realized gains	(0.07)	(0.25)	—	—
Total distributions	$(0.07)	$(0.25)	$—	$—
Net Asset Value per share, end of period³	$62.26	$43.59	$36.51	$30.08

Net Assets, end of period (in thousands)³	$15,210	$5,223	$3,210	$754

Ratios to average net assets⁴
Net investment income (loss)⁵	(8.75)%	(3.85)%	(4.51)%	(0.33)%
Expenses before adviser expense recoupment (reimbursement) and management fees voluntarily waived⁶	9.20%	5.18%	6.53%	4.92%
Expenses after adviser expense recoupment (reimbursement)⁶ ⁷	9.20%	5.18%	6.57%	4.16%
Expenses after adviser expense recoupment (reimbursement) and management fees voluntarily waived⁶ ⁷	9.20%	5.18%	6.40%	3.28%
Total return³ ⁸ ⁹	43.01%	20.12%	21.38%	20.32%
Portfolio turnover rate¹⁰	0.06%	0.42%	0.19%	0.05%

Senior Securities:	As of March 31, 2026	As of March 31, 2025	As of March 31, 2024	As of March 31, 2023
Total borrowings (in thousands)	$—	$—	$—	$30,000
Asset coverage per $1,000 unit of senior indebtedness¹¹	N/A	N/A	N/A	7,222

*	The Class commenced operations on November 1, 2022.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in net asset value per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investments.
5	Net investment income (loss) ratios have been annualized for periods of less than twelve months, except for organizational costs and incentive fees. If incentive fees were excluded, the ratios would have increased by 7.11%, 2.99%, 3.66% and 0.86%, respectively, for the years ended March 31, 2026, 2025 and 2024 and the period ended March 31, 2023. Ratios exclude deferred tax provisions (Note 13). Taxes, if any, are disclosed separately in the Statement of Operations.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Financial Highlights (continued)

Class D

6	Expense ratios have been annualized for periods of less than twelve months, except for organizational costs and incentive fees. If incentive fees had been excluded, the expense ratios would have decreased by 7.11%, 2.99%, 3.66% and 0.86%, respectively, for the years ended March 31, 2026, 2025 and 2024 and the period ended March 31, 2023. Expense ratios exclude deferred tax provisions (Note 13). Taxes, if any, are disclosed separately in the Statement of Operations.
7	Recoupment (reimbursement) ratios have been annualized for periods of less than 12 months.
8	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period and repurchase on the last day of the period at net asset value. Total return calculated for a period of less than one year is not annualized. Total return shown excludes the effect of applicable sales charges.
9	Total return would have been higher or lower had certain expenses not been recouped or waived by the Adviser during the periods of recoupment or reimbursement, respectively.
10	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund's purchases or sales of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Results for periods of less than one year are not annualized.
11	Calculated by subtracting the Fund’s total liabilities (excluding borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Financial Highlights (continued)

Class S

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	March 31, 2026	March 31, 2025	March 31, 2024	March 31, 2023*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$43.18	$36.41	$30.08	$25.00
Activity from investment operations:
Net investment income (loss)¹	(4.97)	(2.02)	(2.12)	(0.83)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments²	23.15	9.04	8.45	5.91
Total from investment operations	18.18	7.02	6.33	5.08
Less distributions:
From net investment income	—	—	—	—
From net realized gains	(0.07)	(0.25)	—	—
Total distributions	$(0.07)	$(0.25)	$—	$—
Net Asset Value per share, end of period[3]	$61.29	$43.18	$36.41	$30.08

Net Assets, end of period (in thousands)[3]	$2,870,965	$711,105	$61,841	$30

Ratios to average net assets⁴
Net investment income (loss)⁵	(9.59)%	(5.04)%	(5.99)%	(2.49)%
Expenses before adviser expense recoupment (reimbursement) and management fees voluntarily waived⁶	10.03%	6.38%	8.01%	7.80%
Expenses after adviser expense recoupment (reimbursement)⁶ ⁷	10.03%	6.38%	8.01%	5.72%
Expenses after adviser expense recoupment (reimbursement) and management fees voluntarily waived⁶ ⁷	10.03%	6.38%	8.00%	4.94%
Total return³ ⁸ ⁹	42.13%	19.32%	21.04%	20.32%
Portfolio turnover rate¹⁰	0.06%	0.42%	0.19%	0.05%

Senior Securities:	As of March 31, 2026	As of March 31, 2025	As of March 31, 2024	As of March 31, 2023
Total borrowings (in thousands)	$—	$—	$—	$30,000
Asset coverage per $1,000 unit of senior indebtedness¹¹	N/A	N/A	N/A	7,222

*	The Class commenced operations on November 1, 2022.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in net asset value per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investments.
5	Net investment income (loss) ratios have been annualized for periods of less than twelve months, except for organizational costs and incentive fees. If incentive fees were excluded, the ratios would have increased by 7.32%, 3.60%, 4.11% and 3.14%, respectively, for the years ended March 31, 2026, 2025 and March 31, 2024 and the period ended March 31, 2023. Ratios exclude deferred tax provisions (Note 13). Taxes, if any, are disclosed separately in the Statement of Operations.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Consolidated Financial Highlights (continued)

Class S

6	Expense ratios have been annualized for periods of less than twelve months, except for organizational costs and incentive fees. If incentive fees had been excluded, the expense ratios would have decreased by 7.32%, 3.60%, 4.11% and 3.14%, respectively, for the years ended March 31, 2026, 2025 and 2024 and the period ended March 31, 2023. Expense ratios exclude deferred tax provisions (Note 13). Taxes, if any, are disclosed separately in the Statement of Operations.
7	Recoupment (reimbursement) ratios have been annualized for periods of less than 12 months.
8	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period and repurchase on the last day of the period at net asset value. Total return calculated for a period of less than one year is not annualized. Total return shown excludes the effect of applicable sales charges.
9	Total return would have been higher or lower had certain expenses not been recouped or waived by the Adviser during the periods of recoupment or reimbursement, respectively.
10	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund's purchases or sales of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Results for periods of less than one year are not annualized.
11	Calculated by subtracting the Fund’s total liabilities (excluding borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements

March 31, 2026

1. Organization

StepStone Private Venture and Growth Fund (“Fund”) was organized as a Delaware statutory trust under the Delaware Statutory Trust Act on March 4, 2022 ("Inception") and is registered under the Investment Company Act of 1940, as amended, ("1940 Act") as a diversified, closed-end management investment company. The Fund commenced operations on November 1, 2022 ("Commencement of Operations").

The Fund offers three separate classes of shares of beneficial interest designated as Class I Shares, Class D Shares and Class S Shares (collectively, “Shares”) to eligible investors (“Shareholders”). The Shares are offered in a continuous registered public offering with subscriptions accepted as of the first business day of each calendar month at the then-current-monthly net asset value (“NAV”) per share, adjusted for sales load, if applicable. The Fund may, from time to time, offer to repurchase Shares pursuant to written repurchase offers. Repurchases will be made at such times, in such amounts and on such terms as determined by the Fund’s Board of Trustees (“Board”) (see Note 10).

The Board provides broad oversight over the Fund’s investment program, management and operations and has the right to delegate management responsibilities. StepStone Group Private Wealth LLC serves as the Fund's investment adviser ("Adviser") and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of StepStone Group LP. The Adviser oversees the management of the Fund’s day-to-day activities including structuring, governance, distribution, reporting and oversight. StepStone Group LP serves as the Fund’s investment sub-adviser (“Sub-Adviser”) and is responsible for the day-to-day management of the Fund’s assets.

The Fund's investment objective is to achieve long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in venture capital and growth equity assets along with other private assets (“Private Market Assets”), focused on the "innovation economy," the most dynamic companies, technologies and sectors identified by StepStone as benefiting from attractive secular trends.

Master-Feeder Structure

The Fund and StepStone Private Venture and Growth Feeder Ltd. (“Feeder Fund”) are part of a “master-feeder” structure. The Feeder Fund invests substantially all of its assets in the Class I Shares of the Fund. As of March 31, 2026, the Feeder Fund owns 0.71% of the Fund’s net assets.

2. Summary of Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the consolidated financial statements.

Basis of Consolidation

As provided under ASC Topic 946 and Regulation S-X, the Fund will generally not consolidate its investment in a company other than a wholly-owned or substantially wholly-owned investment company subsidiary whose design and purpose is to act as an extension of the Fund’s investment operations and facilitate the execution of the Fund’s investment strategy. Accordingly, the Fund has consolidated the results of the Fund’s direct wholly-owned subsidiaries, SPRING Holdings LLC and SPRING I LLC (Series A and Series B), each formed as a Delaware limited liability company, and SPRING Cayman LLC and SPRING Cayman II LLC (together, "SPRING Cayman"), each formed as a Cayman Islands limited liability company, along with its indirect wholly-owned subsidiaries: SPRING Intermediate LLC and SPRING Subsidiary LLC, each formed as a Delaware limited liability company (collectively, "Wholly-Owned Subsidiaries"). The effects of all intercompany transactions between the Fund and its Wholly-Owned Subsidiaries have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Changes in

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

the economic environment, financial markets and any other factors or parameters used in determining these estimates could cause actual results to differ materially.

Net Asset Value Determination

The NAV of the Fund is determined as of the close of business on the last day of each calendar month, each date the Shares are offered or repurchased, as of the date of any distribution and at such other times as the Board determines (each, a “Determination Date”). In determining NAV, the Fund’s investments are valued as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses allocated to Shares based on the relative net assets of each class and class-specific expenses to the total net assets of the Fund, each determined as of the relevant Determination Date.

Valuation of Investments

The Fund’s investments are valued as of each Determination Date at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements (“ASC 820”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee for the Fund to perform fair value determinations of the Fund’s investments. The Board has approved the Adviser’s valuation policy (“Valuation Policy”). The Adviser utilizes the resources and personnel of the Sub-Adviser and the Fund’s sub-administrator (as defined herein) in carrying out its responsibilities. The Board has ultimate oversight responsibility for valuing all investments held by the Fund.

Purchases of investments are recorded as of the first day of legal ownership of an investment and redemptions from investments are recorded as of the last day of legal ownership. Investments held by the Fund in Private Market Assets may include (i) secondary purchases of existing investments from other investors directly or through a special purpose vehicle in individual operating companies, projects or properties (“Secondary Direct Investments”), (ii) (a) secondary purchases of existing investments from other investors in private investment funds sponsored by unaffiliated managers and/or strategic acquirers ("Investment Manager"), (b) investments in open-ended funds, which are often substantially invested, with evergreen or long duration structures which may not have an explicit termination date, (c) investments in continuation vehicles created to acquire private portfolio companies primarily from private investment funds managed by the same Investment Manager, (d) investments in private funds that are actively fundraising, but have already invested a portion of their capital commitments in Private Market Assets and (e) stapled primary investments contingent to a secondary investment purchase (together with the investments described in (a) - (e), “Secondary Investment Funds”), (iii) investments in investment funds that are actively fundraising that have not yet invested any portion of their capital commitments in Private Market Assets (“Primary Investments”) and (iv) investments made directly or through a special purpose vehicle in individual operating companies (“Primary Direct Investments”). These types of debt or equity investments normally do not have readily available market prices and therefore will be valued according to the Valuation Policy at each Determination Date. The Valuation Policy requires evaluation of all relevant information reasonably available to the Adviser at the time the Fund’s investments are valued.

Ordinarily, the fair value of the Fund’s investment in a Secondary Investment Fund or a Primary Investment is based on the net asset value of the investment reported by its Investment Manager. In determining fair value, the Fund may incorporate other public information that is relevant to the investment funds under consideration to adjust fair values as of the relevant Determination Date. If the Adviser determines that the Investment Manager has not reported a net asset value to the Fund, the Adviser will establish a fair value in accordance with the Fund’s Valuation Policy. In doing so, the Adviser will evaluate whether it is appropriate, considering all relevant circumstances, to use the last reported net asset value from the Investment Manager with adjustments made in accordance with the Fund’s Valuation Policy. The net asset values or adjusted net asset values are net of management fees and performance-based fees payable pursuant to the respective organizational documents of each investment fund.

Due to the inherent uncertainty of valuations, however, estimated fair values may differ from the values that would have been used had a readily available market for the investments existed and the differences could be material.

In assessing the fair value of the Fund’s Primary Direct Investments and Secondary Direct Investments in individual operating companies or assets in accordance with the Valuation Policy, on a case by case basis, the Adviser either applies the net asset value reported by the Investment Manager or a variety of methods such as earnings and market multiple analysis based on comparables, discounted cash flow analysis and market data from third party pricing services. The Adviser takes into account the following factors in determining the fair value of a Primary Direct Investment or Secondary Direct Investment in an individual operating company or assets: the latest round of financing, company operating performance, market-based multiples, discounted cash flows, potential merger and acquisition activity and any other material information that may impact investment fair value.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

In certain circumstances, the Adviser may determine that cost best approximates the fair value of a particular Private Market Asset. The Fund will generally value its investments that are traded or dealt in upon one or more securities exchanges and for which market quotations are readily available at the last quoted sales price on the primary exchange, or at the mean between the current bid and ask prices on the primary exchange, as of the Determination Date.

The Sub-Adviser and one or more of its affiliates acts as investment adviser to clients other than the Fund. However, the value attributed to a Private Market Asset held by the Fund and the value attributed to the same Private Market Asset held by another client of the Sub-Adviser or one of its affiliates might differ as a result of differences in accounting, regulatory, timing and other factors applicable to the Fund when compared to such other client.

Short-term investments are highly liquid instruments with low risk of loss and recorded at NAV per share, which approximates fair value.

Debt Issuance Costs

Debt issuance costs consist of fees and expenses paid in connection with the closing of and amendments to the Fund’s revolving credit facility. The aforementioned costs are amortized over the instrument’s term. Unamortized debt issuance costs are presented net against the outstanding revolving credit facility balance on the Consolidated Statement of Assets and Liabilities.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates on the Determination Date. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the date of the relevant transaction. Net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on foreign currency translations represents foreign exchange: (1) gains and losses from the holding and sales of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions; and (3) gains and losses from the difference between amounts of interest and dividends recorded as receivable and the amounts actually received. The Fund does not separately isolate the impact of changes in exchange rates from other changes in the fair value of investments within the net realized gain (loss) and the change in unrealized appreciation (depreciation) of investments as presented on the Consolidated Statement of Operations.

Realized Gains on Investments, Interest Income and Dividend Income

Distributions received from Secondary Investment Funds, Secondary Direct Investments, Primary Investments and Primary Direct Investments occur at irregular intervals and the exact timing of the distributions is not known. The classification and timing of distributions received in cash or in-kind, including return of capital, realized gains, interest income and dividend income, are based on information received from the Investment Manager of the Secondary Investment Fund, Secondary Direct Investment, Primary Investment or Primary Direct Investment. To the extent a distribution exceeds the remaining cost basis of an investment, based on information provided by the Investment Manager, the excess amount is recognized as a realized gain distribution from investments. Realized gains and losses from investment transactions are determined using the specific identification method. Dividend income and interest income are recorded on an ex-dividend date and accrual basis, respectively. Dividend income earned on short-term money market investments is accrued daily.

Fund Expenses

The Fund bears all expenses incurred in the course of its operations including, but not limited to, the following: all fees and expenses of the Private Market Assets in which the Fund invests, including the underlying fees of the Private Market Assets (“Acquired Fund Fees”), management fees, incentive fees, expenses associated with the credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (“Expense Limitation and Reimbursement Agreement” as further discussed in Note 5).

Expenses are recorded on an accrual basis and expenses other than class-specific expenses are allocated pro-rata to Shares based upon net assets as of the end of the prior month plus capital transactions effective as of the beginning of the current month at each Determination Date. Class-specific expenses are allocated only to their respective share class (see Note 7). Closing costs associated with the purchase of Secondary Investment Funds, Secondary Direct Investments, Primary Investments and Primary Direct Investments are included in the cost of the investment.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

Federal Income Taxes

For U.S. federal income tax purposes, the Fund has elected to be treated, and intends to qualify annually, as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable net investment income and net realized capital gains to Shareholders each year and by meeting certain diversification and income requirements with respect to investments. If the Fund were to fail to meet the requirements to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions of earnings and profits would be taxable to Shareholders as ordinary income.

Additionally, the Fund is subject to a 4% federal excise tax on any undistributed income, including net capital gains, if it does not distribute at least 98% of its taxable income and 98.2% of its capital gains each year. The Fund endeavors to meet these distribution requirements to avoid such excise tax, and any excise tax liability, if incurred, will be reflected in the consolidated financial statements.

The Fund’s tax year is the 12-month period ending September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2026, the tax years from 2023 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes under U.S. GAAP. Differences may be permanent or temporary. Permanent differences, including book/tax differences relating to Shareholder distributions, are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations due to temporary book/tax differences. These amounts will be finalized before filing the Fund’s federal tax return.

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, Income Taxes ("ASC 740"). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions will "more-likely-than-not" be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year.

In preparing the consolidated financial statements, SPRING I LLC (Series A and Series B) and SPRING Cayman are required to recognize their estimate of income taxes for purposes of determining deferred tax assets or liabilities. SPRING I LLC (Series A and Series B) is subject to U.S. federal and state income taxes while SPRING Cayman is subject to U.S. federal withholding tax, state taxes, and branch profits tax on effectively connected income with a U.S. trade or business. The Fund recognizes deferred income taxes for temporary differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. To the extent the Wholly-Owned Subsidiaries have a deferred tax asset, consideration is given to whether a valuation allowance is required.

Cash

Cash includes monies on deposit in interest-bearing accounts with UMB Bank, N.A. who serves as the Fund’s custodian (“Custodian”). Deposits, at times, may exceed the insurance limit guaranteed by the Federal Deposit Insurance Corporation. The Fund has not experienced any losses on deposits and does not believe it is exposed to significant credit risk on such deposits.

Restricted Cash Held in Escrow

Restricted cash held in escrow represents restricted monies received in advance of the effective date of a Shareholder’s subscription. The monies are on deposit with the Custodian, under the authorization of UMB Fund Services, Inc. (the Fund’s transfer agent, as described in Note 6) and are released from escrow upon the determination of NAV as of the effective date of the subscription. The liability for subscriptions received in advance is included in the Consolidated Statement of Assets and Liabilities.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

Deferred Investment Costs Relating to Purchases of Secondary Investments

Deferred costs associated with the acquisition of Secondary Investments are amortized daily over the deferral period until the payment due date. On the due date, the payment amount, included in payable for investments purchased, corresponds to the notional amount owed to the respective counterparty. Payable for investments purchased is reported in the Consolidated Statement of Assets and Liabilities with amortization of deferred investment costs reported in the Consolidated Statement of Operations.

Segment Reporting

An operating segment is defined in ASC Topic 280, Segment Reporting, as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s Chief Operating Decision Maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. A management committee of the Fund’s Adviser acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole. The Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of a defined investment strategy which is executed by the Fund’s portfolio managers as described in Note 1. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios, changes in net assets resulting from operations, and subscriptions and redemptions activity is used by the CODM to assess the Fund’s performance versus comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, and is consistent with that presented within the Fund’s consolidated financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

New Accounting Pronouncements

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which enhances income tax disclosure requirements related to the rate reconciliation and income taxes paid disclosures. The Fund adopted this guidance for the annual reporting period ended March 31, 2026 on a prospective basis. The adoption of ASU 2023-09 had no material impact on the Fund's financial statement presentation or disclosures.

3. Fair Value Measurements

U.S. GAAP, ASC 820, defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below:

Level 1: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and short-term investment vehicles.

Level 2: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level 2 include corporate bonds and loans and less liquid and restricted equity securities.

Level 3: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities.

In accordance with ASC 820, certain portfolio investments are excluded from the fair value hierarchy as they are valued using NAV as a practical expedient. These investments are valued using NAV or by adjusting the most recently available NAV for cash flows and/or other relevant information. As such, investments in securities with a fair value of $4,670.1 million are excluded from the fair value hierarchy as of March 31, 2026.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

The following is a summary of the Fund's investments classified by fair value hierarchy as of March 31, 2026:

				Investments
	Level 1	Level 2	Level 3	Valued at NAV	Total
Primary Direct Investments	$—	$—	$822,623,142	$1,241,561,271	$2,064,184,413
Primary Investments	—	—	—	229,159,935	229,159,935
Secondary Direct Investments	—	—	765,546,235	—	765,546,235
Secondary Investment Funds	—	—	—	3,199,344,992	3,199,344,992
Public Securities	144,157	—	—	—	144,157
Short-Term Investments	154,685,500	—	—	—	154,685,500
Total Investments	$154,829,657	$—	$1,588,169,377	$4,670,066,198	$6,413,065,232

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Primary Direct Investments	Secondary Direct Investments	Total Investments
Balance as of March 31, 2025	$253,241,723	$159,072,936	$412,314,659
Transfers into Level 3	—	—	—
Purchases	435,998,792	293,639,953	729,638,745
Distributions from Investments	(418,278)	—	(418,278)
Net Realized Gain (Loss)	43,052	—	43,052
Net Change in Unrealized Appreciation (Depreciation)	133,757,853	312,833,346	446,591,199
Transfers out of Level 3	—	—	—
Balance as of March 31, 2026	$822,623,142	$765,546,235	$1,588,169,377

Net Change in Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of the Reporting Period	$133,757,853	$312,833,346	$446,591,199

Changes in inputs or methodologies used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be indicative of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2026:

Investment Type	Fair Value as of March 31, 2026	Valuation Technique(s)	Unobservable Input	Single Input or Range of Inputs	Weighted Average of Input(1)	Impact to Valuation from an Increase in Input(2)
Primary Direct Investments	$ 540,679,298	Recent financing	Recent round of financing	N/A	N/A	Increase
Primary Direct Investments	$ 56,958,540	Market comparable companies	Enterprise value to revenue multiple	0.40x - 8.50x	3.11x	Increase
Primary Direct Investments	$ 224,985,304	Recent transaction	Recent transaction price	N/A	N/A	Increase
Secondary Direct Investments	$ 268,019,902	Recent financing	Recent round of financing	N/A	N/A	Increase
Secondary Direct Investments	$ 14,546,145	Market comparable companies	Enterprise value to revenue multiple	2.49x - 18.22x	11.36x	Increase
Secondary Direct Investments	$ 482,980,188	Recent transaction	Recent transaction price	N/A	N/A	Increase

(1)	Weighted average is calculated by weighing the significant unobservable input by the relative fair value of each investment in the category.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.

A listing of the Private Market Asset types held by the Fund and the related attributes, as of March 31, 2026, are shown in the table below:

Investment Type	Investment Strategy	Fair Value	Unfunded Commitments
Primary Direct Investments	Investments in operating companies	$ 2,064,184,413	$ 30,511,739
Primary Investments	Investments in private funds actively fundraising with no capital commitments invested	$ 229,159,935	$ 160,974,914
Secondary Direct Investments	Investments in operating companies, projects or properties purchased from other investors	$ 765,546,235	—
Secondary Investment Funds	Investments in private funds purchased from other investors, open-ended funds, continuation vehicles, private funds actively fundraising with a portion of capital commitments invested and stapled primary investments	$ 3,199,344,992	$ 225,215,729

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

4. Controlled/Affiliated Investments

Per Section 2(a)(9) of the 1940 Act, an investment is deemed a control affiliate if the Sub-Adviser owns 25% or more of the investment's outstanding voting securities. As of March 31, 2026, the Fund held investments in the following control affiliates:

Controlled/Affiliated Investment	Balance as of March 31, 2025	Purchases at Cost	Proceeds from Distributions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Balance as of March 31, 2026	Affiliated Income
BSV Star Queen, LLC	$4,450,000	$—	$—	$—	$2,871,291	$7,321,291	$—
CRV XVIII-Z, LP	11,558,347	—	—	—	(8,895)	11,549,452	—
Defense Tech SVC BH SPV LLC	—	1,126,801	—	—	370,948	1,497,749	—
Redpoint Omega IV-Y, L.P.	26,400,004	—	—	—	33,818,533	60,218,537	—
S Squared - HAD LP	—	469,168	—	—	288,659	757,827	—
Terrain Opportunity I, LP	2,230,470	—	—	—	4,506,516	6,736,986	—
	$44,638,821	$1,595,969	$—	$—	$41,847,052	$88,081,842	$—

5. Investment Adviser and Transactions with Affiliates

In consideration of its services to the Fund, the Adviser is entitled to a management fee (“Management Fee”) equal to 1.50% on an annualized basis of the Fund’s net assets. The Management Fee is computed monthly and payable monthly in arrears. The Adviser pays the Sub-Adviser 50% of the Management Fee. For the year ended March 31, 2026, the Adviser earned $56.8 million in Management Fees of which $8.2 million was payable as of March 31, 2026.

At the end of each calendar month, the Adviser is entitled to accrue an incentive fee (“Incentive Fee”) in an amount equal to 15% of the excess, if any, of (i) the net profits of the Fund for the relevant month over (ii) the then balance, if any, of the loss recovery account. The Incentive Fee is incorporated in the Fund’s monthly NAV and paid annually at the end of the calendar year to the Adviser to the extent it is earned. The Adviser pays 60% of the Incentive Fee to the Sub-Adviser each year. For the year ended March 31, 2026, the Adviser accrued $271.3 million in Incentive Fees and $105.1 million was payable as of March 31, 2026.

For the purposes of the Incentive Fee, net profits (“Net Profits”) means the amount by which the NAV of the Fund on the last day of the relevant month exceeds the NAV of the Fund as of the beginning of the same month, including any net change in unrealized appreciation or depreciation of investments, realized income and gains or losses, expenses (including offering and organizational expenses) and excluding Shareholder subscriptions and repurchases. The Fund maintains a memorandum account (“Loss Recovery Account”) which had an initial balance of zero and is increased upon the close of each calendar month by the amount of the net losses of the Fund for the month and decreased (but not below zero) upon the close of each calendar month by the amount of the Net Profits of the Fund for the month. The Loss Recovery Account takes into account the Fund’s performance since inception and is also referred to as a life-to-date high-water mark. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings in the Fund. As of March 31, 2026, there was no balance in the Loss Recovery Account.

The Adviser entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term beginning with the Commencement of Operations and ending on the one-year anniversary thereof (“Limitation Period”). The Adviser may extend the Limitation Period for a period of one year on an annual basis. On May 22, 2025, the Board approved the extension of the Limitation Period through September 30, 2026. The Expense Limitation and Reimbursement Agreement limits the amount of the Fund’s aggregate monthly ordinary operating expenses, excluding certain specified expenses (“Specified Expenses”), borne by the Fund during the Limitation Period to an amount not to exceed 0.50% for Class I Shares and 1.00% for Class D and S Shares, on an annualized basis, of the Fund’s month-end net assets (“Expense Cap”). Specified Expenses that are not covered by the Expense Limitation and Reimbursement Agreement include: (i) the Management Fee; (ii) all fees and expenses of Private Market Assets and other investments in which the Fund invests (including Acquired Fund Fees); (iii) the Incentive Fee; (iv) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Private Market Assets and other investments; (v) interest payments incurred on borrowings by the Fund; (vi) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vii) distribution and/or shareholder servicing fees, as applicable; (viii) taxes; and (ix) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of Shareholders.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

If the Fund’s aggregate monthly ordinary operating expenses, exclusive of the Specified Expenses, in respect of any class of Shares for any month, exceeds the Expense Cap applicable to that class of Shares, the Adviser may waive its Management Fee and/or Incentive Fee or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation and Reimbursement Agreement. To the extent that the Adviser waives its Management Fee and/or Incentive Fee, reimburses expenses to the Fund or pays expenses directly on behalf of the Fund, it is permitted to recoup from the Fund any such amounts for a period not to exceed three years from the month in which such fees and expenses were waived, reimbursed or paid, even if such recoupment occurs after the termination of the Limitation Period. However, the Adviser may only recoup the waived fees, reimbursed expenses or directly paid expenses in respect of the applicable class of Shares if (i) the ordinary operating expenses have fallen to a level below the Expense Cap and (ii) the recouped amount does not raise the level of ordinary operating expenses in respect of a class of Shares in the month of recoupment to a level that exceeds any Expense Cap applicable at that time.

During the year ended March 31, 2026, the Adviser recouped a net amount of $0.2 million under the Expense Limitation and Reimbursement Agreement, as recorded on the Statement of Operations. As of March 31, 2026, the Adviser has fully recouped all eligible expenses under this agreement, and there is no remaining balance available for future recoupment.

The Adviser serves as the Fund’s administrator (“Administrator”) pursuant to an administration agreement (“Administration Agreement”) under which the Administrator provides administrative, accounting and other services to the Fund. Pursuant to the Administration Agreement, the Fund pays the Administrator an administration fee ("Administration Fee") in an amount up to 0.18% on an annualized basis of the Fund's net assets. The Administration Fee is calculated based on the Fund’s month-end net asset value and is payable monthly in arrears. For the year ended March 31, 2026, the Administrator earned $3.1 million in Administration Fees of which $0.4 million was payable as of March 31, 2026.

6. Sub-Administrator, Custodian and Transfer Agent

From the proceeds of the Administration Fee, the Administrator pays UMB Fund Services, Inc. (“Sub-Administrator”) a sub-administration fee to perform certain administrative and accounting services for the Fund on behalf of the Administrator. The sub-administration fee, pursuant to a sub-administration agreement and a fund accounting agreement, is paid monthly by the Administrator and is based on the value of the net assets of the Fund as of the close of business on each business day, subject to an annual minimum.

UMB Bank, N.A. serves as the Fund’s Custodian pursuant to a custody agreement. As the Custodian, UMB Bank, N.A. holds the Fund’s U.S. assets. Foreign assets, if any, including foreign currency holdings, are held by a designated sub-custodian appointed by the Custodian in accordance with the terms of the custody agreement. For the year ended March 31, 2026, the Custodian earned $0.2 million in custody fees, recorded in other expenses on the Consolidated Statement of Operations, of which $58,685 was payable as of March 31, 2026 and recorded in other accrued expenses on the Consolidated Statement of Assets and Liabilities.

The Sub-Administrator also serves as the Fund’s transfer agent (“Transfer Agent”) pursuant to a transfer agency agreement. The Transfer Agent, among other things, receives and processes purchase orders, effects issuance of Shares, prepares and transmits payments for distributions, receives and processes repurchase offers and maintains records of account. For the year ended March 31, 2026, the Transfer Agent earned $1.7 million in transfer agent fees of which $37,372 was payable as of March 31, 2026.

7. Distribution and Shareholder Servicing Plan

Distribution Services, LLC serves as the Fund’s distributor (“Distributor”) pursuant to a distribution agreement. The Distributor distributes the Shares of the Fund. The Distributor is authorized to enter into Sub-Distribution Agreements with brokers, dealers, certain registered investment advisers and other financial intermediaries to effect the distribution of Shares of the Fund. To operate in a manner consistent with Rule 12b-1 under the 1940 Act, the Fund pays a distribution and shareholder servicing fee out of the net assets of Class S Shares at the annual rate of 0.85% of the aggregate NAV of Class S Shares. To operate in a manner consistent with Rule 12b-1 under the 1940 Act, the Fund pays a shareholder servicing fee out of the net assets of Class D Shares at the annual rate of 0.25% of the aggregate NAV of Class D Shares. Distribution and shareholder servicing fees are calculated as of the last day of each calendar month (including net assets in respect of Shares that will be repurchased by the Fund on such date). Class I Shares are not subject to a distribution and shareholder servicing fee. For the year ended March 31, 2026, distribution and shareholder servicing fees incurred are disclosed on the Consolidated Statement of Operations.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

8. Revolving Credit Facility

Effective February 6, 2023, the Fund entered into a revolving credit agreement ("Credit Facility"), as amended from time to time, with Texas Capital Bank allowing the Fund to borrow up to $85.0 million ("Commitment") from a syndicate of lenders. The purpose of the Credit Facility is to provide short-term working capital, primarily to bridge the timing of the Fund’s acquisition of Private Market Assets in advance of the receipt of investor subscriptions. Borrowings on the Credit Facility are collateralized by all assets of the Fund.

On August 29, 2025, the Fund amended the Credit Facility to increase the Commitment to $155.0 million. The stated maturity date of the Credit Facility is August 29, 2027, subject to extensions or termination events described in the credit agreement.

The Credit Facility has an interest rate of the secured overnight financing rate ("Term SOFR") plus an applicable margin ("Applicable Margin") of 3.00% per annum or the Base Rate plus 2.00% per annum. The Credit Facility has a commitment fee of 0.40% per annum and a minimum utilization fee equal to the Applicable Margin. The minimum utilization fee is calculated based on a minimum borrowing requirement equal to 20.00% of the Commitment. For the year ended March 31, 2026, expenses incurred by the Fund related to the Credit Facility were $2.0 million.

During the year ended March 31, 2026, the Credit Facility bore interest at a weighted average interest rate of 6.75% and the daily average amount of outstanding borrowings under the Credit Facility was $7.0 million.

9. Commitments and Contingencies

As of March 31, 2026, the Fund has contractual unfunded commitments to provide additional funding of $416.7 million to certain investments.

ASC 460-10, Guarantees - Overall, requires entities to provide disclosure and, in certain circumstances, recognition of guarantees and indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of indemnification arrangements. The Fund’s exposure under these arrangements, if any, cannot be quantified. However, the Fund has not had claims or losses pursuant to these indemnification arrangements and expects the potential for a material loss to be remote.

The Fund may, from time to time, be party to various legal matters arising in the ordinary course of business, including claims and litigation proceedings. Although the ultimate outcome of the foregoing matters, if any, cannot be ascertained at this time, the Adviser believes, after consultation with counsel, that the resolution of such matters would not have a material adverse effect on the Fund’s consolidated financial statements.

10. Capital Share Transactions

The Fund offers three separate classes of shares of beneficial interest designated as Class I Shares, Class D Shares and Class S Shares. Each class of Shares is subject to different fees and expenses.

The minimum initial investment in Class I Shares by an investor in the Fund is $1.0 million. The minimum initial investment in Class D Shares and Class S Shares by an investor is $50,000. The minimum initial investment in any share class may be reduced at the Adviser's discretion. Investors purchasing Class S Shares may be charged a sales load up to a maximum of 3.50% and investors purchasing Class D Shares may be charged a sales load up to a maximum of 1.50%. Investors purchasing Class I Shares are not charged a sales load. The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month at the Fund’s then-current NAV per share.

Subject to certain conditions, Shareholders may exchange shares from one class to another for an equivalent NAV amount of that share class.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

The following table summarizes the capital share transactions for the year ended March 31, 2026 and the year ended March 31, 2025:

	For the Year Ended March 31, 2026		For the Year Ended March 31, 2025
	Shares	Dollar Amounts	Shares	Dollar Amounts
Class I
Proceeds from shares issued	31,550,850	$1,600,767,372	16,377,314	$642,775,648
Reinvestment of distributions	43,851	2,468,354	88,795	3,605,993
Repurchase of shares	(2,001,595)	(106,021,018)	(889,317)	(37,131,800)
Exchange of shares	93,704	4,669,273	161,577	6,417,909
Net increase (decrease)	29,686,810	$1,501,883,981	15,738,369	$615,667,750
Class D
Proceeds from shares issued	156,122	$7,253,632	155,537	$5,787,012
Reinvestment of distributions	182	10,189	536	21,642
Repurchase of shares	(10,943)	(523,097)	(3,623)	(155,593)
Exchange of shares	(20,880)	(1,090,693)	(120,551)	(4,653,375)
Net increase (decrease)	124,481	$5,650,031	31,899	$999,686
Class S
Proceeds from shares issued	30,665,142	$1,534,409,966	14,756,883	$575,802,383
Reinvestment of distributions	40,639	2,237,975	54,456	2,180,430
Repurchase of shares	(258,600)	(14,290,761)	(16,819)	(689,638)
Exchange of shares	(74,413)	(3,578,580)	(25,608)	(1,087,941)
Net increase (decrease)	30,372,768	$1,518,778,600	14,768,912	$576,205,234
Class T¹
Proceeds from shares issued	—	$—	13,724	$520,000
Reinvestment of distributions	—	—	31	1,236
Repurchase of shares	—	—	—	—
Exchange of shares	—	—	(16,751)	(676,593)
Net increase (decrease)	—	$—	(2,996)	$(155,357)

[1]	On January 17, 2025, the Fund converted Class T shares into Class S shares and ceased offering Class T Shares.

Subject to the Board’s discretion, the Fund offers a quarterly share repurchase program where the total aggregate amount of Share repurchases will be up to 2.50% of the Fund’s outstanding Shares each quarter. It is expected that the Adviser will recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to typically occur on March 31, June 30, September 30 and December 31 of each year, although the Adviser may not recommend, and the Board may not authorize, a repurchase offer for any quarter in which the Adviser believes that it would be detrimental to the Fund for liquidity or other reasons. In the event that Shareholders, in the aggregate, submit for repurchase more than the number of Shares that the Fund will offer to repurchase, the Fund will repurchase the Shares on a pro rata basis, which may result in the Fund not honoring the full amount of a Share repurchase requested by a Shareholder. Any repurchase of Shares which have been held for less than one year by a Shareholder, as measured through the date of redemption, will be subject to an early repurchase fee equal to 2.00% of the NAV of the Shares repurchased by the Fund. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. For the year ended March 31, 2026 and the year ended March 31, 2025, 2,271,138 and 909,759 Shares were repurchased by the Fund, respectively.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

11. Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan ("DRIP") established by the Fund, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and all income and/or capital gain dividend distributions will automatically be reinvested in additional Shares unless such Shareholder specifically elects to receive all income and/or capital gain dividends in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45-day period.

12. Investment Transactions

For the year ended March 31, 2026, total purchases of investments, excluding short-term investments, were $2,603.6 million. For the year ended March 31, 2026, total distributions received from investments, excluding short-term investments, were $20.6 million. For the year ended March 31, 2026, total proceeds from the Fund's sale or other disposition of investments, excluding short-term investments, amounted to $2.0 million.

13. Tax Information

The Fund has temporary differences primarily due to timing differences between book and tax treatment of partnership interests held by the Fund and investments held in SPRING Cayman and SPRING I LLC (Series A and Series B).

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. For the tax year ended September 30, 2025, the Fund recognized a permanent book to tax difference of $50.6 million resulting primarily from net operating losses. This permanent book to tax difference has been reclassified to paid-in capital and has no effect on the net assets or net asset value per share of the Fund.

For the tax year ended September 30, 2025, the Fund’s tax components of distributable earnings on a tax basis are as follows:

Current year late-year loss deferral	$(93,098,270)
Undistributed long-term capital gains	1,009,284
Net tax appreciation (depreciation)	820,959,300
Other temporary differences	(52,848)
Total distributable earnings (accumulated loss)	$728,817,466

The tax character of Subchapter M distributions declared for the fiscal years ended March 31, 2026 and March 31, 2025 were as follows:

	Ordinary	Long-Term
	Income	Capital Gains
2026	$—	$6,079,197
2025	$—	$8,469,345

The tax character of Subchapter M distributions for the tax year ended September 30, 2025 was as follows:

	Ordinary	Long-Term
	Income	Capital Gains
2025	$—	$8,469,345

The Fund is designating a portion of its distributions as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), for the tax year ending September 30, 2025.

As of the tax year ended September 30, 2025, the Fund’s deferred, on a tax basis, qualified late year losses are as follows:

Ordinary income	$93,098,270
Net capital gains	$—

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

As of March 31, 2026, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:

Gross unrealized appreciation	$2,284,973,278
Gross unrealized depreciation	(13,199,399)
Net unrealized appreciation (depreciation) on investments	$2,271,773,879
Tax cost of investments	$4,141,291,353

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on partnership investments.

SPRING I LLC was not required to recognize a provision for current income tax expense for the year ended March 31, 2026.

The deferred income tax is computed by applying the federal statutory income tax rate of 21.0% to net investment income, realized and unrealized gains (losses) on investments before taxes. As of March 31, 2026, SPRING I LLC has a deferred tax liability of $2.7 million.

As of March 31, 2026, the Fund had no uncertain tax positions for federal, state or local income tax purposes. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as a component of income tax expense in the Consolidated Statement of Operations. For the year ended March 31, 2026, the Fund did not incur any interest or penalties.

14. Risk Factors

An investment in the Fund involves material risks, including performance risk, liquidity risk, business and financial risk, risks associated with the use of leverage, valuation risk, tax risk and other risks that should be carefully considered prior to investing and investing should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Fund’s aggregate exposure to operating companies held directly and indirectly may at times represent a significant portion of the Fund’s NAV. The Fund may be more susceptible to adverse developments affecting those companies which could have a disproportionate impact on the Fund’s performance and increase volatility.

15. Subsequent Events

Effective April 1, 2026 and May 1, 2026, there were additional subscriptions into the Fund in the amounts of $410.3 million and

$457.3 million, respectively.

On April 23, 2026, the Fund commenced a repurchase offer in an amount up to 2.50% of outstanding shares with a valuation date of June 30, 2026.

On May 27, 2026, the Fund, as the borrower, entered into a senior secured credit agreement ("Mizuho Credit Agreement") with Mizuho Bank, Ltd. ("Mizuho"), as the administrative agent, and the lenders party thereto, to provide the Fund with a revolving credit facility ("Mizuho Credit Facility"). Borrowings under the Mizuho Credit Facility are secured by certain assets held by the Fund. The Mizuho Credit Facility carries a commitment of $350.0 million, subject to satisfaction of certain conditions by and between the lenders. Borrowings under the Mizuho Credit Facility generally bear interest on each loan at a rate per annum equal to the three-month Term SOFR plus 3.25%.

The Mizuho Credit Facility has a commitment fee of 1.15%, determined by each lender's undrawn loan commitment. The stated maturity date of the Mizuho Credit Facility is May 26, 2028, subject to extensions or termination events described in the Mizuho Credit Agreement. The Mizuho Credit Facility includes a provision for extension of the Mizuho Credit Facility by an additional twelve months annually, beginning one year after the closing date, subject to mutual agreement by the lenders and borrower.

The Fund's existing Credit Facility with Texas Capital Bank was terminated effective May 27, 2026.

StepStone Private Venture and Growth Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2026

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet or may be of such a nature that disclosure will keep the financial statements from being misleading. The Adviser has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements or the accompanying notes.

StepStone Private Venture and Growth Fund

Trustees and Officers (unaudited)

March 31, 2026

The identity of the Trustees and executive officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at (704) 215-4300.

	Independent Trustees
Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex[3]
Terry Prather Birth Year: 1955	Trustee	Indefinite Length - Since May 2024	Chief Operating Officer, LIFT Orlando (community development organization) (2016-2023)	5	None
Tracy Schmidt Birth Year: 1957	Trustee	Indefinite Length - Since Inception	Founder, Morning Star Advisory, LLC (consulting and advisory services) (since 2018)	5	None
Ron Sturzenegger Birth Year: 1960	Trustee	Indefinite Length - Since Inception	None	5	Director of KBS Real Estate Investment Trust II, Inc. (since 2019), and KBS Real Estate Investment Trust III, Inc. (since 2019)

	Interested Trustees
Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex[3]
Tom Sittema Birth Year: 1958	Chairperson of the Board of Trustees	Indefinite Length - Since Inception	Executive Chairman, StepStone Group Private Wealth LLC (Since 2020) Managing Director, RiverBridge Capital (Since 2018)	5	None
Bob Long Birth Year: 1962	Trustee	Indefinite Length - Since Inception	CEO, StepStone Group Private Wealth LLC (Since 2019)	5	None

StepStone Private Venture and Growth Fund

Trustees and Officers (unaudited) (continued)

March 31, 2026

Executive Officers
Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years
Bob Long Birth Year: 1962	President and Principal Executive Officer	Indefinite Length – Since Inception	See above
Kimberly Zeitvogel Birth Year: 1971	Treasurer and Principal Financial Officer	Indefinite Length – Since January 2023	Partner, StepStone Group Private Wealth LLC (Since 2020)
Tim Smith Birth Year: 1968	Vice President	Indefinite Length – Since November 2023	CFO and COO, StepStone Group Private Wealth LLC (Since 2019)
Dean Caruvana Birth Year: 1988	Secretary and Chief Compliance Officer	Indefinite Length – Since August 2023	General Counsel, StepStone Group Private Wealth LLC (Since 2023); Principal, Blue Owl Capital (2022-2023); Vice President, BlackRock (2018-2022)

1 The address of each Trustee and Officer is c/o StepStone Group Private Wealth LLC, 128 S Tryon St., Suite 1600, Charlotte, NC 28202.

2 Each Trustee or Officer serves an indefinite term, until his or her successor is elected.

3 This includes any directorships at public companies and registered investment companies held by the Trustee over the past five years.

StepStone Private Venture and Growth Fund

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

March 31, 2026

At an in-person meeting of the Board of Trustees (the “Board”) of StepStone Private Venture and Growth Fund (the “Fund”) held on February 11, 2026 (the “Meeting”), the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Fund (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve the continuation of each of the following: (i) an investment advisory agreement by and between StepStone Group Private Wealth LLC (the “Adviser”) and the Fund (the “Advisory Agreement”); and (ii) a separate sub-advisory agreement by and among StepStone Group LP (the “Sub-Adviser” and collectively with the Adviser, the “Advisers”), the Adviser and the Fund (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”).

In connection with their consideration of whether to approve the continuation of the Agreements, the Board received and reviewed information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative fee and expense information and other information regarding the respective nature, extent and quality of services to be provided by each Adviser under the Agreements. The materials provided to the Board generally included, among other items: (i) information on the Fund’s management fees, incentive fees and other expenses, including information comparing the management fees and incentive fees to be paid by the Fund to those of a peer group of funds; (ii) information about each Adviser’s profitability with respect to the Agreements; (iii) a memorandum prepared by each Adviser in response to a request submitted by legal counsel to the Funds (each, a “Response Memorandum”), including a description of each Adviser’s business, a copy of each Adviser’s Form ADV, and certain other information about each Adviser to be considered in connection with the review by the members of the Board; and (iv) a memorandum from legal counsel to the Funds on the responsibilities of the Board in considering for approval investment advisory and investment sub-advisory arrangements under the 1940 Act. The Board, including the Fund’s Independent Trustees, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the Fund's investment performance over relevant time periods; (iii) the Advisers’ investment personnel and operations, including the personnel and other resources devoted to the Fund; (iv) the Advisers’ financial results and financial condition; (v) the resources to be devoted to the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; (vi) the Advisers’ policies with respect to allocation of investments and seeking best execution; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional materials from the Advisers.

In determining whether to approve the continuation of the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor as determinative. Individual members of the Board may have evaluated the information presented differently from one another, giving different weights to various factors in considering whether to approve the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Fund. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement. The Board considered the responsibilities of the Adviser under the Advisory Agreement, and the services provided by the Adviser to the Fund, including, without limitation, the management, oversight, operational, and governance services that the Adviser and its employees provide to the Fund, the Adviser’s coordination of services for the Fund by its service providers, its compliance procedures and practices, and its efforts to promote the Fund. The Board also considered the background and experience of the Adviser’s senior management personnel. The Board noted that certain of the Fund’s officers are employees of the Adviser or its affiliates and serve the Fund without additional compensation from the Fund. The Board further considered information regarding the Adviser’s program designed to ensure compliance with federal securities and other applicable laws and the Adviser’s risk management processes. After reviewing the foregoing information and further information in the Adviser’s Response Memorandum (which included, among other information, descriptions of the Adviser’s business and the Adviser’s Form ADV) and discussing the Adviser’s proposed services to the Fund, the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory and appropriate for the Fund.

Investment management capabilities and experiences of the Adviser. The Board considered the quality of the services provided and the quality of the Adviser’s resources that are available to the Fund. The Board evaluated the Adviser’s advisory, operational, governance, distribution, legal, compliance, and risk management services, among other services, and information the Board received regarding the experience and professional qualifications of the Adviser’s key personnel and the size and functions of its staff. The Board noted that the Adviser is a wholly owned subsidiary of the Sub-Adviser and leverages the infrastructure of the Sub-Adviser to support its operations, which includes working closely with key personnel of the Sub-Adviser. After consideration of these factors, the Board determined that the Adviser is an appropriate investment adviser for the Fund.

StepStone Private Venture and Growth Fund

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

March 31, 2026

Performance. The Board considered the investment performance of the Fund, which is provided to the Board on a regular basis, the investment performance of the Peer Group and other information and materials provided to the Board by the Advisers concerning Fund performance, including information as of December 31, 2025 regarding the performance of all venture capital and growth equity investments managed by the Advisers, restated to reflect the Fund's expected fees and expenses. Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s and the Sub-Adviser’s overall capabilities to manage the Fund.

Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. The Board examined and evaluated the fee arrangement between the Adviser and the Fund under the Advisory Agreement, including as compared with the fees and expenses of certain unaffiliated closed-end funds operated as tender offer funds considered by the Adviser to have similar investment objectives and strategies to the Fund (the “Peer Group”). The Board considered information about the Adviser’s profitability with respect to the Fund, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser and its affiliates. The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and enhancement of its reputation in the industry. Upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Adviser by the Fund are appropriate and representative of arm’s-length negotiations.

Economies of Scale. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule, which does not include breakpoints. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information. The Board noted, however, that it would continue to monitor any future growth in the Fund’s assets and the appropriateness of management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Advisory Agreement.

Comparison of fees to be paid to those under other investment advisory contracts. In evaluating the management fees and expenses, the Board considered the Fund’s management fees in absolute terms and as compared with the fees and expenses of the Peer Group. Based upon the comparative fee information provided, the Board noted that the Fund’s management fees were below the Peer Group’s average.

Benefits derived or to be derived by the Adviser from its relationship with the Fund. The Board considered “fall out” or ancillary benefits that would accrue to the Adviser as a result of its relationship with the Fund (other than the advisory fee), including non-quantifiable reputational benefits. The Board noted in this regard that the Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Adviser’s ability to market its services and win such mandates.

Sub-Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement included the factors listed below.

The nature, extent, and quality of the services to be provided to the Fund under the Sub-Advisory Agreement. The Board considered the responsibilities of the Sub-Adviser under the Sub-Advisory Agreement and the services provided by the Sub-Adviser including, without limitation, the investment advisory services and the Sub-Adviser’s compliance procedures and practices. The Board also considered the background, and experience of the Sub-Adviser’s senior management personnel and the qualifications, background, and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. After reviewing the foregoing information and further information in the materials, including the Sub-Adviser’s Response Memorandum (which included, among other information, descriptions of the Sub-Adviser’s business and the Sub-Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Sub-Adviser are satisfactory and appropriate for the Fund.

The investment management capabilities and experience of the Sub-Adviser. The Board evaluated the investment management experience of the Sub-Adviser, noting that the Sub-Adviser currently manages accounts that use an investment strategy similar to that proposed for the Fund (although none of the accounts are registered investment companies). The Board also considered that the Fund will benefit from the scale and resources of the Sub-Adviser and its affiliates. It was noted that the Sub-Adviser was a global private markets specialist overseeing (together with its related advisers) approximately $771 billion of private capital allocations, including approximately $209 billion of assets under management as of September 30, 2025. The Board discussed with the Sub-Adviser the investment objective and strategies of the Fund and the Sub-Adviser’s plans for implementing the Fund’s strategies. After considering these factors, the Board determined that the Sub-Adviser is an appropriate Sub-Adviser to the Fund.

Performance. The Board considered the investment performance of the Fund, which is provided to the Board on a regular basis, the investment performance of the Peer Group and other information and materials provided to the Board by the Advisers concerning Fund performance, including information as of December 31, 2025 regarding the performance of all venture capital and growth

StepStone Private Venture and Growth Fund

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

March 31, 2026

equity investments managed by the Advisers, restated to reflect the Fund's expected fees and expenses. Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s and the Sub-Adviser’s overall capabilities to manage the Fund.

The costs of the services to be provided and profits to be realized by the Sub-Adviser from its relationship with the Fund. The Board reviewed the fees paid under the Sub-Advisory Agreement, which the Board noted are paid by the Adviser, not by the Fund. The Board considered information about the Sub-Adviser’s profitability with respect to the Fund, as well as the costs of services provided by the Sub-Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Sub-Adviser and its affiliates. Upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Sub-Adviser by the Adviser under the Sub-Advisory Agreement are appropriate and representative of arm’s-length negotiations.

Economies of Scale. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information, noting that the Adviser is responsible for the payment of sub-advisory fees to the Sub-Adviser.

Other benefits to be derived by the Sub-Adviser from its relationship with the Fund. The Board considered “fall-out” or ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the Fund (other than the sub-advisory fee), including non-quantifiable reputational benefits. The Board noted in this regard that the Sub-Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Sub-Adviser’s ability to market its services and win such mandates.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision on the approval of the continuation of the Agreements. In reaching this conclusion, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. Based on the discussions and considerations at the Meeting, the Board, including the Independent Trustees, voted to approve the continuation of the Agreements.

StepStone Private Venture and Growth Fund

Other Information

March 31, 2026 (unaudited)

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (704) 215-4300 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 772-7724 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov, or without charge and upon request by calling the Fund at (704) 215-4300.

StepStone Private Venture and Growth Fund

Privacy Notice (unaudited)

March 31, 2026

STEPSTONE GROUP PRIVATE WEALTH LLC PRIVACY POLICY

Data privacy is a primary concern for each of StepStone Group LP (“SSG”), StepStone Group Private Wealth LLC (“SPW”), StepStone Group Real Assets LP (“SIRA”), StepStone Group Real Estate LP (“SRE”), StepStone Group Private Debt LLC (“SPD”), and StepStone Group Private Debt AG (“SPD AG”) together with their affiliates and related entities (collectively, “StepStone”). This data privacy notice (the “Notice”) details StepStone’s practices for collecting, using, and disclosing the personal information of clients and others, to both affiliates of SSG, SPW, SIRA, SRE, SPD, and SPD AG as applicable, and nonaffiliated third parties. Recipients of this Notice include, among others, current clients and investors, prospective clients, visitors to our websites, former clients, employees of managers with whom StepStone has conducted business, customers, as defined by Regulation S-P, and employees of StepStone or any of StepStone’s affiliates (each a “Notice Recipient”). For purposes of this Notice, an affiliate is an entity that (i) controls SSG, SPW, SIRA, SRE, SPD, or SPD AG, (ii) is controlled by SSG, SPW, SIRA, SRE, SPD, or SPD AG, or (iii) is under common control with SSG, SPW, SIRA, SRE, SPD, or SPD AG. Nonaffiliated third parties are parties who are not affiliates of any of SSG, SPW, SIRA, SRE, SPD, or SPD AG.

Confidentiality of Personal Information

StepStone maintains reasonable physical, electronic and procedural safeguards to guard a Notice Recipient’s personal information. StepStone endeavors to procure that third parties that handle information agree to abide by confidentiality obligations, and use personal information only in accordance with the purpose for which it is shared. In addition, StepStone employees are trained to handle a Notice Recipient’s information properly in order to maintain its security, and only employees who reasonably need to know personal information about a Notice Recipient to provide services to such Notice Recipient are designed to have access to such information.

Categories of Personal information that StepStone Collects

StepStone collects personal information about Notice Recipients from the following sources: (i) information it receives from Notice Recipients on applications or other forms, including contact forms and application forms; (ii) information about Notice Recipients’ transactions with StepStone, its affiliates, or others; and (iii) information collected automatically from website visitors.

StepStone is a data controller within the meaning the General Data Protection Regulation (“GDPR”), the Swiss Federal Act on Data Protection (“FADP”) and other applicable data protection legislation in force in the European Economic Area (“EEA”), and a business within the meaning of the California Consumer Privacy Act of 2018 (“CCPA”) and undertakes to hold any personal information provided in accordance with EEA data protection legislation, the CCPA, the Australian Privacy Act 1988, or any other applicable privacy law.

Use of Your Personal Information

Personal information will be used by StepStone for the following purposes:

•	to respond to and communicate with you;
•	to provide the services you request and manage our relationship with you;
•	to manage and administer holdings in StepStone managed or advised funds, separately managed accounts, advisory engagements and any related business relationships (and, in each case, the investments made pursuant thereto) on an ongoing basis in accordance with the terms agreed between a Notice Recipient and SSG, SPW, SIRA, SRE, SPD, or SPD AG, as applicable;
•	to provide user and technical support;
•	to carry out statistical analysis and market research; and
•	to comply with legal and regulatory obligations applicable to the Notice Recipient, StepStone or its managed or advised funds, separately managed accounts, advisory engagements or any related business relationship with the Notice Recipient from time to time, including applicable anti-money laundering and counter terrorist financing legislation, investor qualification legislation and tax legislation.

To understand our practices regarding information that is collected automatically from visitors to our website, please review our Cookie Consent Policy.

We only use personal information in connection with StepStone’s legitimate business interests and accordingly Notice Recipients’ specific consent is not required.

Job Applicants

StepStone Private Venture and Growth Fund

Privacy Notice (unaudited) (continued)

March 31, 2026

If you apply for a job with us, we will collect additional information in connection with your application. This may include:

•	Name and contact information;
•	Username and password;
•	Work authorization status;
•	Resume, CV, cover letter, work experience, and education information;
•	Skills;
•	Professional and work-related licenses, permits, and certifications held;
•	Reference-related information; and
•	Any other information that is publicly available or that you elect to provide to us.

Such information may be collected from you directly, from your references, from your prior employers, or from your places of education. We will only use this information to evaluate your candidacy, including by processing your application, assessing your qualifications, corresponding with you, and complying with legal obligations.

Disclosure of Personal information to Affiliates

StepStone generally may share all of a Notice Recipient’s personal information with StepStone’s affiliates, provided that such affiliates will be obligated to keep such personal information confidential to the same extent as StepStone. StepStone shares information with its affiliates in order to serve its Notice Recipients better, including for business continuity purposes. If a Notice Recipient prefers that StepStone not disclose personal information about such Notice Recipient to its affiliates, such Notice Recipient may opt out of those general disclosures; that is, such Notice Recipient may direct StepStone not to make such disclosures (other than disclosures permitted or required by applicable law or otherwise permitted by StepStone’s privacy policy). However, notwithstanding any such opt-out, StepStone will be permitted to disclose personal information to its affiliates to the extent necessary or appropriate for such affiliates to perform services for the benefit of the Notice Recipient.

Disclosure of Personal information to Non-Affiliates

StepStone does not sell, share, or market a Notice Recipient’s personal information to nonaffiliated third parties. StepStone’s intent is to respect the Notice Recipients’ expectations that their personal information will be kept confidential. However, in order to serve the Notice Recipients better, StepStone will disclose personal information to nonaffiliated third parties (including service providers to StepStone) to the extent necessary or appropriate for such third parties to perform services for the benefit of the Notice Recipient. In addition, StepStone only shares personal information with unaffiliated third parties if StepStone believes that such personal information will be kept confidential by such third parties after such disclosure, and that the third parties will use the personal information only for the purposes identified by contract between StepStone and the nonaffiliated third party.

StepStone may also disclose information:

•	In connection with any merger, sale of stock or assets, financing, acquisition, divestiture, or dissolution of all or a portion of our business; and
•	If we believe that disclosure is reasonably necessary to: (a) comply with any applicable law, regulation, legal process or governmental request; (b) enforce or comply with our Terms of Use or other applicable agreements or policies, (c) protect our rights or property, or the security or integrity of our services, or (d) protect us, users of our services or the public from harm or potentially prohibited or illegal activities.

Except as required by applicable law and described in this privacy notice, StepStone will not share any other personal information about a Notice Recipient with its affiliates or nonaffiliated third parties.

Personal information of Former Investors and Prospective Clients

This Notice and StepStone’s policy regarding treatment of personal information of Notice Recipients also apply to former clients, business prospects, potential clients and current and former employees.

Disclosure of Personal information outside the EEA (excluding Switzerland)

Personal information may be transferred to countries which may not have the same or equivalent data protection laws as that required under EEA data protection legislation. Any such transfer will be made in compliance with applicable data protection legislation, and appropriate measures are in place to facilitate this, such as entering into Model Contractual Clauses (as published by the European Commission). For more information on the means of transfer of data or a copy of the relevant safeguards, please contact us at privacy@stepstonegroup.com.

StepStone Private Venture and Growth Fund

Privacy Notice (unaudited) (continued)

March 31, 2026

Pursuant to EEA data protection legislation, investors have the right to object to processing of personal information and a number of other rights which may be exercised in certain circumstances, i.e.:

•	the right of access to personal information held;
•	the right to amend and rectify any inaccuracies in personal information held;
•	the right to erase personal information held;
•	the right to data portability of personal information held; and
•	the right to request restriction of the processing of personal information.

These rights will be exercisable, subject to limitations as provided for in EEA data protection legislation. Any Notice Recipient may make a request to StepStone to exercise these rights by contacting us at privacy@stepstonegroup.com.

Rights for California Residents

The California Consumer Privacy Act of 2018, California Civil Code Sections 1798.100 et seq. (CCPA) additionally affords data protection rights to persons who are California residents. California residents, please see our California Consumer Privacy Act Disclosures here.

Rights for Swiss and Australian Residents

Personal information may be transmitted to StepStone’s affiliates and non-affiliates outside of Switzerland or Australia (as described in the sections on disclosure above). The countries in which personal information may be transmitted are the following: Australia; Brazil; Canada; Chile; China; Germany; Ireland; Italy; Japan; Kingdom of Saudi Arabia; Korea; Luxembourg; Malaysia; Mexico; Netherlands; Singapore; Spain; Switzerland; the United States; United Arab Emirates; and the United Kingdom. Any such transfers will be made in compliance with applicable data protection legislation, and appropriate measures are in place to facilitate this, such as entering into a data transfer agreement or Model Contractual Clauses (as published by the European Commission and for Switzerland with the Swiss Addendum).

Pursuant to Australian privacy legislation, a Notice Recipient has the right of access to personal information held and the right to amend and rectify any inaccuracies in personal information held.

These rights will be exercisable, subject to limitations as provided for in Australian privacy legislation. Any Notice Recipient may make a request to StepStone to exercise these rights by contacting us at privacy@stepstonegroup.com.

Retention of Personal Information

Please note that personal information may be retained by StepStone for the duration of a Notice Recipient’s investment or engagement with StepStone, and afterwards in accordance with StepStone’s legal and regulatory obligations and policies.

Links to Other Sites

Our websites may contain links to other sites. Please be aware that we are not responsible for the content or privacy practices of such other sites. We encourage our users to be aware when they leave our site and to read the privacy statements of any other linked sites that collect personal information.

Contact Us

For queries, requests, complaints or comments in respect of this Notice, or the way in which StepStone uses personal information, or if you need to access the policy in an alternative format due to a disability, please contact us at privacy@stepstonegroup.com, fill out our Contact Us form available on our website, or call +1-888-995-0350. StepStone will verify your identity using at least two data points and try to respond to you as soon as possible. You may also authorize an agent to submit a request on your behalf, so long as you provide the authorized agent written permission to request on your behalf, and your authorized agent is able to verify their identity with us.

Note that Notice Recipients have the right to lodge a complaint with the appropriate regulator.

Changes to Privacy Policy

StepStone may modify its privacy policy at any time. If we make any changes to this Privacy Policy, we will provide notice of such changes, as appropriate (e.g., on our website or by an email notification to the address you have provided).

Investment Adviser and Administrator

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, North Carolina 28202

www.stepstonepw.com

Investment Sub-Adviser

StepStone Group LP

4225 Executive Square, Suite 1600

La Jolla, California 92037

Custodian

UMB Bank, N.A.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Sub-Administrator, Transfer Agent and Sub-Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212-3949

Phone: (414) 299-2200

Distributor

Distribution Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, New York 10001

(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

(a)	StepStone Private Venture and Growth Fund (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)	Not applicable.

(f)	The Registrant’s code of ethics is attached as Exhibit (a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Mr. Tracy Schmidt who is independent as defined in Form N-CSR Item 3 (a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the years ended March 31, 2026 and March 31, 2025 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each year are $0.65 million and $0.43 million, respectively.

Audit-Related Fees

(b) The aggregate fees billed for the years ended March 31, 2026 and March 31, 2025 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0.03 million and $0.01 million, respectively. Audit-related fees principally include fees associated with reviewing and providing comments on semi-annual reports and issuing consents.

Tax Fees

(c) The aggregate fees billed for the years ended March 31, 2026 and March 31, 2025 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $0.15 million and $0.07 million, respectively. Tax-related fees principally include fees associated with the preparation of taxable income calculations and federal income tax forms.

All Other Fees

(d) The aggregate fees billed for the years ended March 31, 2026, and March 31, 2025, for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1) During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.

The audit committee may, from time to time, delegate to one or more of its members who are “independent trustees” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) pre-approval authority for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees that are pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Registrant to its principal accountant during the fiscal year in which services are provided; (ii) such services were not recognized by the Registrant at the time of engagement as non-audit services; and (iii) such services are promptly brought to the attention of the audit committee of the Registrant, approved prior to the completion of the audit, and approved based upon a determination that the service is eligible for waiver.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 0%

(d) Not applicable

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the years ended March 31, 2026 and March 31, 2025 were $0.35 million and $3.06 million, respectively.

(h) The Registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

(i) Not applicable

(j) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The Registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund’s investment adviser, StepStone Group Private Wealth LLC (the “Adviser”), has delegated proxy voting responsibility to StepStone Group LP (the “Sub-Adviser”). The Sub-Adviser’s exercise of this delegated proxy voting authority on behalf of the Fund is subject to the oversight of the Adviser.

The policies and procedures used by the Sub-Adviser to determine how to vote proxies relating to portfolio securities is set forth below:

PROXY VOTING POLICY

Pursuant to Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940 (the “Advisers Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (A) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (B) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (C) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Voting Proxies

The Sub-Adviser is responsible for voting proxies on behalf of the Fund. The Sub-Adviser must vote proxies in a way that is consistent with the Sub-Adviser’s fiduciary duty to the Fund, and any investment policy of the Fund and maintain records of proxies voted, together with a brief explanation why votes were cast in a particular way.

The Sub-Adviser, as a matter of policy and as a fiduciary to the Fund, has responsibility for voting proxies for portfolio securities consistent with the best economic interest of the Fund. The Sub-Adviser’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as make information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

The Sub-Adviser has adopted the following procedures to implement the Sub-Adviser’s policy in regard to the Fund.

Voting Procedures

All investment professionals will forward any proxy materials received on behalf of the Fund to the Sub-Adviser’s Chief Compliance Officer, as applicable.

The Sub-Adviser’s Chief Compliance Officer, as applicable, will verify the Fund holds the security to which the proxy relates.

Absent material conflicts, the investment professionals responsible for the investment to which the proxy materials relate, in consultation with the Sub-Adviser’s Chief Compliance Officer will determine how the Sub-Adviser should vote the proxy in accordance with applicable voting guidelines, complete the proxy, and vote the proxy in a timely and appropriate manner.

Voting Guidelines

The Sub-Adviser will vote proxies in the best interests of the Fund. The Sub-Adviser’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client or as documented in a file by the Sub-Adviser’s Chief Compliance Officer, as applicable. Clients of the Sub-Adviser, outside of the Fund, are permitted to place reasonable restrictions on the Sub-Adviser’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

The Sub-Adviser will generally vote in favor of routine corporate housekeeping proposals such as to change capitalization (e.g., increase the authorized number of common or preferred shares of stock (to the extent there are not disproportionate voting rights per preferred share)), the election of directors, setting the time and place of the annual meeting, change of fiscal year, change of name, and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

In the case of non-routine matters, voting decisions will generally be made in support of management, unless it is believed that such recommendation is not in the best interests of the Fund. On a case-by-case basis, the Sub-Adviser will decide non-routine matters, taking into account the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices. These matters include, but are not limited to, change of domicile, change in preemptive rights or cumulative voting rights, compensation plans, investment restrictions for social policy goals, precatory proposals, classification of the board of directors, poison pill proposals or amendments, recapitalizations, and super-majority voting.

The Sub-Adviser will abstain from voting if it is determined to be in the best interests of the Fund. In making such a determination, various factors will be considered, including, but not limited to, the costs associated with exercising the proxy (e.g., travel or translation costs) and any legal restrictions on trading resulting from the exercise of the proxy. In consultation with the Sub-Adviser’s Chief Compliance Officer, as applicable, the Sub-Adviser may also consider any special regulatory implications applicable to the client or the Sub-Adviser resulting from the exercise of the proxy.

Conflicts of Interest

The Sub-Adviser will identify any conflicts that exist between the interests of the Sub-Adviser and the client by reviewing the relationship of the Sub-Adviser with the issuer of each security to determine if the Sub-Adviser or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Sub-Adviser’s Chief Compliance Officer, as applicable, will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

The Sub-Adviser will maintain a record of the resolution of any conflict of interest.

Recordkeeping

The Sub-Adviser’s Chief Compliance Officer, as applicable, shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

●	These policies and procedures and any amendments.

●	Each proxy statement that the Sub-Adviser receives.

●	A record of each vote that the Sub-Adviser casts.

●	Any document the Sub-Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Sub-Adviser’s Chief Compliance Officer or proxy committee, if applicable.

●	A copy of each written request from the Board for information on how the Sub-Adviser voted the Fund’s proxies, and a copy of any written response.

Private Markets Investments

Investments in private markets are often subject to contractual agreements among the investors in the fund or company. If the Sub-Adviser has the authority to vote with respect to the interests, it will exercise its rights in accord with its contractual obligations and, if its vote is not constrained by contract, the Sub-Adviser will determine how to vote based on the principles described above. Records relating to the vote will be kept for the five-year retention period.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Fund Management

The following provides biographical information about the individual who is primarily responsible for the day-to-day management of the Registrant’s portfolio (the “Portfolio Manager”) as of the date of this filing:

Brian Borton

Mr. Borton is a member of the Sub-Adviser’s private equity team, focusing on venture capital and growth equity investments. Prior to joining the Sub-Adviser in 2012, Mr. Borton was an investment banking associate at Focus Strategies, where he advised middle market clients on mergers and acquisitions, recapitalizations, private placements, and corporate strategy. Previously, he was a member of the equity research associate program at Brandes Investment Partners, a leading investment advisory firm managing $30 billion of global equity portfolios for institutional and high net worth clients.

Mr. Borton graduated with a BBA in finance from the University of Texas at Austin and is a CFA charterholder.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Manager

(As of March 31, 2026)

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee: (in billions)			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance Based: (in billions)
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Brian Borton	Zero accounts	Four accounts, $0.7	Zero accounts	Zero accounts	Three accounts, $0.7	Zero accounts

Conflicts of Interest

A potential conflict of interest may arise as a result of a Portfolio Manager's provision of advisory services to other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (“Other Accounts”). The Sub-Adviser may receive fees from Other Accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

The Sub-Adviser has implemented procedures that are designed to ensure that investment opportunities are allocated in a manner that: (i) treats all of its clients fairly and equitably over time; (ii) prevents conflicts regarding allocation of investment opportunities among its clients; and (iii) complies with applicable regulatory requirements. For example, the Sub-Adviser uses an allocation methodology designed to allocate all investments ratably based on a defined allocation procedure. Notwithstanding the foregoing, an aggregated investment may be allocated on a different basis under certain circumstances depending on factors which include, but are not limited to, available cash, liquidity requirements, risk parameters and legal and/or regulatory requirements.

The Sub-Adviser and its investment personnel, including a Portfolio Manager, may hold investments in Other Accounts. This may create an incentive for the Sub-Adviser and its investment personnel to take investment actions based on those investment interests which might diverge, in some cases, from the interests of other clients or favor or disfavor certain funds over other funds. Any potential conflict that arises from these circumstances is mitigated by several factors, including: (i) the fact that the Sub-Adviser’s investment process is designed to achieve long-term capital appreciation as opposed to short-term profits and (ii) the fact that the allocation process is controlled by finance and compliance personnel for the Sub-Adviser.

(a)(3) Compensation Structure of Portfolio Manager

The Sub-Adviser’s philosophy on compensation is to provide senior professionals incentives that are tied to both short-term and long-term performance of the Sub-Adviser. All investment professionals are salaried. Further, all investment professionals are eligible for a short-term incentive bonus each year that is discretionary and based upon the professional’s performance, as well as the performance of the business.

As of March 31, 2026, compensation for the Portfolio Manager includes, a salary, a discretionary bonus and certain retirement benefits from the Sub-Adviser. Additionally, the Portfolio Manager has an equity interest in the Sub-Adviser and indirectly benefits from the success of the Fund based on his ownership interest.

(a)(4) Disclosure of Securities Ownership

Portfolio Manager Ownership of Securities in the Fund

Name of Portfolio Manager	Dollar Range of Securities Beneficially Owned by Portfolio Manager (As of March 31, 2026)
Brian Borton	$500,001 - $1,000,000

The Fund is required to show the dollar amount range of Mr. Borton’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges to be disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees during the period covered by this report.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Not applicable

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StepStone Private Venture and Growth Fund

By (Signature and Title)*	/s/ Robert W. Long
Robert W. Long, President
(Principal Executive Officer)

Date	June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Long
Robert W. Long, President
(Principal Executive Officer)

Date	June 9, 2026

By (Signature and Title)*	/s/ Kimberly S. Zeitvogel
Kimberly S. Zeitvogel, Treasurer
(Principal Financial Officer)

Date	June 9, 2026

*	Print the name and title of each signing officer under his or her signature.